UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21910

Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson,
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period: May 31, 2010 - November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

www.guggenheimfunds.com

... your road to the LATEST,

most up-to-date INFORMATION about the

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Semiannual Report | November 30, 2010

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) (formerly known as Claymore Advisors, LLC) is pleased to present the semiannual shareholder report for seven of our exchange-traded funds (“ETFs” or “Funds”). Guggenheim Funds Services Group, Inc. (formerly known as Claymore Group Inc.) and its subsidiaries, including the Adviser, are indirect, wholly-owned subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm.

On September 24, 2010, Claymore Securities, Inc., Claymore Advisors, LLC, and Claymore Group Inc. changed their names to Guggenheim Funds Distributors, Inc., Guggenheim Funds Investment Advisors, LLC, and Guggenheim Funds Services Group, Inc., respectively. The change marks the next phase of business integration following the acquisition of the Claymore entities by Guggenheim Partners announced on October 15, 2009.

This report covers performance of seven funds for the semiannual period ended November 30, 2010. The names of these funds have been changed effective September 24, 2010, to reflect the Adviser’s name change; the table below features the old and new names of each Fund. While the names of these funds changed, it should be noted that the investment objectives and ticker symbols remain unchanged.

Prior Fund Name	Ticker	New Fund Name

Claymore/AlphaShares China Real Estate ETF	TAO	Guggenheim China Real Estate ETF

Claymore/AlphaShares China Small Cap Index ETF	HAO	Guggenheim China Small Cap ETF

Claymore/Beacon Global Timber Index ETF	CUT	Guggenheim Timber ETF

Claymore/BNY Mellon Frontier Markets ETF	FRN	Guggenheim Frontier Markets ETF

Claymore/SWM Canadian Energy Income Index ETF	ENY	Guggenheim Canadian Energy Income ETF

Claymore/Zacks International Multi-Asset Income Index ETF	HGI	Guggenheim International Multi-Asset Income ETF

Claymore Shipping ETF	SEA	Guggenheim Shipping ETF

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

Guggenheim Funds Distributors, Inc. is committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer 38 ETFs with a wide range of domestic and global themes. We have worked with a diverse group of partners to create some of the most distinctive ETFs available. We believe that a strategy driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

Semiannual Report | November 30, 2010 | 3

Dear Shareholder continued

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 7.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

4 | Semiannual Report | November 30, 2010

Economic and Market Overview |

The U.S. economy continued to expand during the six-month period ended November 30, 2010, although it grew more slowly than during past recoveries from deep recessions. Real Gross Domestic Product (overall economic growth, excluding the effect of inflation) expanded at an annual rate of 1.7% in the second calendar quarter of 2010 and 2.5% in the third quarter, according to the Bureau of Economic Analysis.

Recent indicators suggest improvement in economic activity, following a loss of momentum in the spring and summer. Recent employment data indicate that initial unemployment claims have abated and that real job expansion has begun to take place. In the third quarter, consumer spending grew at its fastest rate since the fourth quarter of 2006. The real question for the fourth quarter of 2010 is whether the consumer has indeed deleveraged enough to sustain this level of consumption; early reports indicate a positive holiday shopping season.

The housing market, which has been a key driver of many past recoveries, remains very weak. An excess supply of available homes and restrictive lending requirements may impair improvement in the near future.

The global economy is still struggling with the aftermath of the financial and economic crisis of 2008 and 2009. In most developed economies, economic recoveries remain tepid, well below the rates needed to make up for losses experienced during the downturn. Near the end of the period, there was renewed concern about the impact on the European economy of sovereign debt problems in several nations. Emerging economies on the whole have rebounded more briskly than developed economies.

Sentiment in financial markets has improved considerably over the past few months, as the positive tone of U.S. economic data, along with continued stimulus from both monetary and fiscal policy, has bolstered expectations of economic growth. The six-month period ended November 30, 2010, saw great improvement in the markets for both stocks and bonds. This market strength is most welcome for investors, as it follows a difficult period for financial markets that was characterized by sharp declines in the market prices of most non-government securities.

For the six-month period ended November 30, 2010, the Standard & Poor’s 500 Index, which is generally regarded as an indicator of the broad U.S. stock market, returned 9.50%. Among international markets, emerging markets were generally stronger than developed markets. The return of the Morgan Stanley Capital International (“MSCI”) Emerging Market Index, which measures market performance in global emerging markets, was 17.38%, while the MSCI Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 13.73%. The MSCI World Index, which measures the overall performance of world equity markets, returned 11.51% for the period.

In the bond market, lower quality issues performed better than the highest rated securities, reflecting investors’ increased appetite for risk and their search for yield. The return of the Barclays U.S. Corporate High Yield Index for the six-month period ended November 30, 2010, was 9.54%, much higher than the 3.85% return for the same period of the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 3.74% for the six-month period ended November 30, 2010. Reflecting the Federal Reserve’s highly accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years: return of the Barclays Capital U.S. Treasury Bill Index was 0.07% for the same period.

Semiannual Report | November 30, 2010 | 5

Economic and Market Overview continued

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is generally considered a representation of U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets throughout the world.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays U.S. Treasury Composite Index measures performance of U.S. Treasury notes with a variety of maturities

The Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Morgan Stanley Capital International (“MSCI”) China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The S&P/TSX Composite Index (“S&P/TSX”) is a capitalization-weighted index of the largest companies on the Toronto Stock Exchange (TSX) as measured by market capitalization. The Toronto Stock Exchange listed companies in this index comprise about 70% of market capitalization for all Canadian-based companies listed on the TSX

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Financial Times and Stock Exchange (FTSE) classifications.

6 | Semiannual Report | November 30, 2010

Management Discussion of Fund Performance |

ENY | Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”), formerly known as Claymore/SWM Canadian Energy Income Index ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Energy Income Index” or “Index”).

The Index is comprised of approximately 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, NASDAQ or NYSE. The universe of companies includes approximately 200 TSX listed oil and gas sector securities including royalty trusts, as defined by the TSX, and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (“SWM” or the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC, formerly known as Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 14.33%, representing a change in market price to $18.53 on November 30, 2010, from $16.50 on May 31, 2010. On an NAV basis, the Fund generated a total return of 13.58%, representing a change in NAV to $18.43 on November 30, 2010, from $16.52 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 14.36% and the S&P/TSX Composite Index (“S&P/TSX”) returned 11.64% for the same period.

The Fund made quarterly distributions of $0.1130 per share on June 30, 2010, and $0.1810 per share on September 30, 2010.

Performance Attribution
During the six-month period ended November 30, 2010, approximately 55% of the Fund’s investments were in the financials sector (which includes energy trusts) and approximately 42% were in the oil & gas sector, with the remainder in the basic materials sector. The financials sector made the strongest contribution to performance; the oil & gas sector detracted modestly from performance.

Positions that contributed most significantly to performance included Baytex Energy Trust, an oil and gas trust based in Alberta that is engaged in the acquisition, development and production of oil and natural gas in the Western Canadian Sedimentary Basin; BlackPearl Resources Inc., an oil and gas exploration company; and Enerplus Resources Fund, an energy trust focused on crude oil and natural gas (5.4%, 3.2% and 4.7%, respectively, of total long-term investments at period end). Positions that detracted most significantly included OPTI Canada Inc. (not held in the portfolio at period end), which is active in the Athabasca oil sands region of northern Alberta, and Connacher Oil & Gas Ltd., an integrated energy company (1.5% of total long-term investments at period end).

Semiannual Report | November 30, 2010 | 7

Management Discussion of Fund Performance continued

TAO | Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”), formerly known as Claymore/AlphaShares China Real Estate ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s adviser (the “Adviser”), formerly known as Claymore Advisors, LLC, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 23.79%, representing a change in market price to $19.67 on November 30, 2010, from $15.89 on May 31, 2010. On an NAV basis, the Fund generated a total return of 23.47%, representing a change in NAV to $19.78 on November 30, 2010, from $16.02 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Real Estate Index returned 23.93% and the MSCI China Index returned 13.65% for the same period.

Performance Attribution
Essentially all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financials and industrials sectors. For the six-month period ended November 30, 2010, both sectors had positive returns, contributing to the Fund’s performance. Positions that contributed most significantly to performance included Hongkong Land Holdings Ltd., a property investment, management and development group; Hang Lung Properties Ltd., which is engaged in property investment for rental income, property development for sales and leasing, car park management and property management; Wharf Holdings Ltd., an investment holding company based in Hong Kong; and The Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities (6.4%, 5.7%, 5.9% and 6.1%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Sino-Ocean Land Holdings Ltd. (2.2% of long-term investments at period end), a company based in Hong Kong that is engaged in property development and property investment in the People’s Republic of China; Shanghai Industrial Urban Development Group Ltd. (not held in the portfolio at period end), an investment holding company involved in property development and leasing; and Hopson Development Holdings Ltd. (0.6% of long-term investments at period end), a developer of residential properties in mainland China.

8 | Semiannual Report | November 30, 2010

Management Discussion of Fund Performance continued

HAO | Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”), formerly known as Claymore/AlphaShares China Small Cap Index ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC (“AlphaShares” or the “Index Provider”), defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, formerly known as Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 28.68%, representing a change in market price to $31.27 on November 30, 2010, from $24.30 on May 31, 2010. On an NAV basis, the Fund generated a total return of 28.07%, representing a change in NAV to $31.30 on November 30, 2010, from $24.44 on May 31, 2010. At the end of the period the Fund’s shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Small Cap Index returned 28.65% and the MSCI China Index returned 13.65% for the same period.

Performance Attribution
For the six-month period ended November 30, 2010, the industrials sector, which represents more than 30% of the portfolio and performed quite well, made the strongest contribution to performance. The oil & gas and utilities sectors, which have very small weights in the portfolio, contributed least to performance. Positions that contributed most significantly to performance included Brilliance China Automotive Holding Ltd., which manufactures and sells minibuses and automotive components; Weichai Power Co. Ltd., which develops, manufactures and sells automobiles, engines and relevant components; and PICC Property and Casualty Company Ltd., a provider of motor vehicle insurance, commercial property insurance and other types of liability insurance (1.9%, 2.1% and 2.6%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Semiconductor Manufacturing International Corporation, a semiconductor foundry that operates wafer fabrication facilities; China Zhongwang Holdings Ltd., a manufacturer of aluminum extrusion products; and Suntech Power Holdings Co. Ltd., a solar energy company (1.0%, 0.6% and 0.7%, respectively, of long-term investments at period end).

Semiannual Report | November 30, 2010 | 9

Management Discussion of Fund Performance continued

FRN | Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”), formerly known as the Claymore/BNY Mellon Frontier Markets ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Frontier Index” or the “Index”).

The Frontier Index is composed of all liquid (as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”)) American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of countries that are represented in the Index. The Frontier Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), the NYSE Arca, Inc. (“NYSE Arca”), and Nasdaq Stock Market (“NASDAQ”) of companies from countries that are defined as the “Frontier Market.” The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential Index constituents includes all liquid ADRs and GDRs which meet certain criteria with respect to trading volume, market capitalization and price.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. Guggenheim Funds Investment Advisors, LLC, formerly known as Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 26.46%, representing a change in market price to $23.61 on November 30, 2010, from $18.67 on May 31, 2010. On an NAV basis, the Fund generated a total return of 28.31%, representing a change in NAV to $23.25 on November 30, 2010, from $18.12 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the BNY Mellon New Frontier DR Index returned 28.01% and the and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 17.38% for the same period.

Performance Attribution
For the six-month period ended November 30, 2010, the financials sector made the most significant contribution to performance. The only sector with a negative return was industrials. Positions that contributed most significantly to performance included Ecopetrol S.A., a crude oil and natural gas company based in Colombia; LAN Airlines S.A., a Chilean passenger airline and cargo operator; and Cia de Minas Buenaventura S.A., a precious metals company based in Peru (8.4%, 4.5% and 6.0%, respectively, of total long-term investments at period end). Positions that detracted most significantly from performance included Orascom Telecom Holding, a mobile telecommunications company based in Egypt; Solidere GDR, The Lebanese Company for the Development and Reconstruction of Beirut Central District, which engages in the land and real estate development activities and services in the Beirut city center; and KazMunaiGas Exploration & Production, a Kazakhstan-based company engaged in the oil and gas industries (2.0%, 2.0% and 3.1%, respectively, of total long-term investments at period end).

10 | Semiannual Report | November 30, 2010

Management Discussion of Fund Performance continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”), formerly known as Claymore/Zacks International Multi-Asset Income Index ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks”).

The Fund will invest at least 90% of its total assets in stocks that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s adviser (the “Adviser”), formerly known as Claymore Advisors, LLC, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 16.49%, representing a change in market price to $18.33 on November 30, 2010, from $16.09 on May 31, 2010. On an NAV basis, the Fund generated a total return of 15.97%, representing a change in NAV to $18.26 on November 30, 2010, from $16.10 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks International Multi-Asset Income Index returned 15.96% and the MSCI EAFE Index returned 13.73% for the same period.

The Fund made quarterly distributions of $0.2010 per share on June 30, 2010, and $0.1760 on September 30, 2010.

Performance Attribution
For the six-month period ended November 30, 2010, the financials sector made the most significant contribution to performance, followed by the telecommunications and consumer goods sectors. All ten sectors had positive returns; the technology and consumer services sectors contributed least to the Fund’s performance. Positions that contributed most significantly to performance included Enerplus Resources Fund, a Canadian energy trust focused on crude oil and natural gas (2.9% of long-term investments at period end); International Power PLC (1.0% of long-term investments at period end), a British power generation company that has reached an agreement to be acquired by French power group GDF Suez (not held in the portfolio at period end); and Penn West Energy Trust (2.6% of long-term investments at period end), an open-ended Canadian investment trust involved in petroleum and natural gas. Positions that detracted most significantly from performance included Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADS) (not held in the portfolio at period end), a Mexican airport operator; CRH PLC (not held in the portfolio at period end), a diversified building material company based in Ireland; and Banco Bilbao Vizcaya Argentaria S.A. (0.8% of long-term investments at period end), an international banking firm based in Spain.

Semiannual Report | November 30, 2010 | 11

Management Discussion of Fund Performance continued

SEA | Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”), formerly known as the Claymore Shipping ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Delta Global Shipping Index (the “Index”).

The Index is designed to measure the performance of companies listed on global developed market exchanges within the maritime shipping industry. Delta Global Indices, LLC (the “Index Provider”) defines developed markets as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. While the companies in the Index must be listed on global developed market exchanges, the companies themselves may be located in any country, including those classified as emerging markets.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, formerly known as Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated semiannual fiscal period from the Fund’s inception date of June 11, 2010, through November 30, 2010.

On a market price basis, the Fund generated a total return of 6.85%, representing a change in market price to $27.55 on November 30, 2010, from $25.96 at inception. On an NAV basis, the Fund generated a total return of 7.01%, representing a change in NAV to $27.59 on November 30, 2010, from $25.96 at inception. At the end of the period the Fund’s shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 7.28% and the MSCI World Index returned 11.89% for the period from the Fund’s inception date through November 30, 2010.

The Fund made a quarterly distribution of $0.1890 per share on September 30, 2010.

Performance Attribution
Since more than 90% of the Fund’s portfolio is invested in the industrials sector, performance of this sector is the main determinant of the Fund’s performance, and it was the major contributor to performance for the period from the Fund’s inception date through November 30, 2010. The Fund also has a small position in the oil & gas sector, which contributed to performance.

Positions that contributed most significantly to performance included Cosco Corp. Singapore Ltd., which has ship repair, ship building and offshore marine engineering operations in China and also provides dry bulk shipping, shipping agency and other services; Orient Overseas International Ltd., an integrated international transportation, logistics and terminal company based in Hong Kong; and Teekay Corp., a provider of international crude oil and petroleum product transportation services based in Bermuda (4.3%, 4.3% and 4.7%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included General Maritime Corp., a U.S.-based provider of international seaborne crude oil transportation services; Tsakos Energy Navigation Ltd., A Greek provider of international seaborne crude oil and petroleum product transportation services; and Frontline Ltd., a company based in Bermuda that owns and operates oil tankers and oil/bulk/ore carriers (3.5%, 2.9% and 3.7%, respectively, of long-term investments at period end).

12 | Semiannual Report | November 30, 2010

Management Discussion of Fund Performance continued

CUT | Guggenheim Timber ETF

Fund Overview
The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”), formerly known as the Claymore/Beacon Global Timber Index ETF, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s adviser (the “Adviser”), formerly known as Claymore Advisors, LLC, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2010.

On a market price basis, the Fund generated a total return of 10.65%, representing a change in market price to $19.53 on November 30, 2010, from $17.65 on May 31, 2010. On an NAV basis, the Fund generated a total return of 9.66%, representing a change in NAV to $19.41 on November 30, 2010, from $17.70 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Beacon Global Timber Index returned 10.24% and the Dow Jones World Forestry & Paper Index returned 19.81% for the same period.

Performance Attribution
Since approximately 70% of the Fund’s portfolio is invested in the basic materials sector, performance of this sector is the main determinant of the Fund’s performance, and it was the major contributor to performance for the six-month period ended November 30, 2010. The Fund also has positions in the industrials, consumer goods and financials sectors, all of which contributed to performance.

Positions that contributed most significantly to performance included Holmen AB, a Swedish paper company; Svenska Cellulosa AB, a Swedish producer of consumer paper goods and other paper products; and Mondi Ltd., an international paper and packaging company based in South Africa (4.5%, 4.4% and 4.1%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included two Japanese paper companies, Nippon Paper Group, Inc. and Oji Paper Co., Ltd.; and Grupo Empresarial Ence SA, a Spanish producer of cellulose pulp and solid wood products (4.1%, 4.4% and 3.1%, respectively, of long-term investments at period end).

Semiannual Report | November 30, 2010 | 13

Management Discussion of Fund Performance continued

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (CUT, HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor’s risk tolerance.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

14 | Semiannual Report | November 30, 2010

Fund Summary & Performance | As of November 30, 2010 (unaudited)

ENY | Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$18.53
Net Asset Value	$18.43
Premium/Discount to NAV	0.54%
Net Assets ($000)	$83,283

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 7/3/07)	Month	Year	(Annualized)	(Annualized)
Guggenheim Canadian Energy Income ETF
NAV	13.58%	16.38%	-4.48%	-4.25%
Market	14.33%	17.30%	-4.32%	-4.12%
Sustainable Canadian Energy Income Index	14.36%	18.07%	-2.89%	-2.37%
S&P/TSX Composite Index	11.64%	16.31%	1.18%	0.85%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	99.6%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	44.4%
Total Investments	144.0%
Liabilities in excess of Other Assets	-44.0%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Canadian Oil Sands Trust	5.6%
Baytex Energy Trust	5.4%
Enerplus Resources Fund	4.7%
Penn West Energy Trust	4.6%
Pengrowth Energy Trust	3.8%
Freehold Royalty Trust	3.8%
Keyera Facilities Income Fund	3.8%
ARC Energy Trust	3.7%
Peyto Energy Trust	3.7%
Bonavista Energy Trust	3.7%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2010 | 15

Fund Summary & Performance (unaudited) continued

TAO | Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$19.67
Net Asset Value	$19.78
Premium/Discount to NAV	-0.56%
Net Assets ($000)	$66,456

Total Returns
			Since
	Six	One	Inception
(Inception 12/18/07)	Months	Year	(Annualized)
Guggenheim China Real Estate ETF
NAV	23.47%	9.05%	-3.52%
Market	23.79%	8.01%	-3.74%
AlphaShares China Real Estate Index	23.93%	9.99%	-2.43%
MSCI China Index	13.65%	5.87%	-3.87%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. In the Financial Highlights section of the Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.00%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
% of
Portfolio Breakdown	Net Assets
Financials/Real Estate	99.3%
Industrials	0.6%
Total Common Stocks	99.9%
Investments of Collateral for Securities Loaned	4.1%
Total Investments	104.0%
Liabilities in excess of Other Assets	-4.0%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.3%
Singapore	0.7%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	92.2%
United States Dollar	7.0%
Singapore Dollar	0.8%

% of Long-Term
Top Ten Holdings	Investments
Hongkong Land Holdings Ltd.	6.4%
Link Real Estate Investment Trust (The) - REIT	6.1%
Wharf Holdings Ltd.	5.9%
Hang Lung Properties Ltd.	5.7%
Swire Pacific Ltd. - Class A	5.2%
Sun Hung Kai Properties Ltd.	5.1%
Cheung Kong Holdings Ltd.	4.9%
Hang Lung Group Ltd.	4.8%
Sino Land Co. Ltd.	4.5%
Henderson Land Development Co. Ltd.	4.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | Semiannual Report | November 30, 2010

Fund Summary & Performance (unaudited) continued

HAO | Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$31.27
Net Asset Value	$31.30
Premium/Discount to NAV	-0.10%
Net Assets ($000)	$499,276

Total Returns
			Since
	Six	One	Inception
(Inception 1/30/08)	Month	Year	(Annualized)
Guggenheim China Small Cap ETF
NAV	28.07%	20.89%	9.60%
Market	28.68%	19.85%	9.55%
AlphaShares China Small Cap Index	28.65%	21.87%	10.50%
MSCI China Index	13.65%	5.87%	0.74%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.91%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
China	97.4%
Singapore	2.6%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	88.7%
United States Dollar	7.8%
Singapore Dollar	3.5%

% of
Portfolio Breakdown	Net Assets
Industrials	30.2%
Consumer Discretionary	16.6%
Materials	14.3%
Financials	12.9%
Information Technology	11.7%
Consumer Staples	6.0%
Health Care	4.4%
Utilities	2.9%
Telecommunication Services	0.9%
Energy	0.1%
Total Common Stocks	100.0%
Investments of Collateral for Securities Loaned	7.8%
Total Investments	107.8%
Liabilities in excess of Other Assets	-7.8%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
PICC Property & Casualty Co. Ltd.	2.6%
Weichai Power Co. Ltd.	2.1%
Air China Ltd.	2.0%
Focus Media Holding Ltd., ADR	1.9%
Brilliance China Automotive Holdings Ltd.	1.9%
COSCO Pacific Ltd.	1.8%
Shandong Weigao Group Medical Polymer Co. Ltd.	1.7%
Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	1.7%
Sohu.com, Inc.	1.5%
Shanghai Electric Group Co. Ltd.	1.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2010 | 17

Fund Summary & Performance (unaudited) continued

FRN | Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$23.61
Net Asset Value	$23.25
Premium/Discount to NAV	1.55%
Net Assets ($000)	$214,817

Total Returns
			Since
	Six	One	Inception
(Inception 6/12/08)	Month	Year	(Annualized)
Guggenheim Frontier Markets ETF
NAV	28.31%	29.66%	-0.71%
Market	26.46%	29.93%	-0.10%
The BNY Mellon New Frontier DR Index	28.01%	29.52%	0.26%
MSCI Emerging Markets Index	17.38%	15.34%	0.31%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.11%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.
% of Long-Term
Country Breakdown	Investments
Chile	33.4%
Colombia	13.1%
Egypt	12.4%
Argentina	9.3%
Peru	6.0%
Kazakhstan	5.1%
Poland	3.6%
Czech Republic	3.4%
Lebanon	3.4%
Nigeria	2.9%
Pakistan	2.5%
Oman	1.8%
Qatar	1.5%
Georgia	0.9%
Ukraine	0.7%

% of Long-Term
Currency Denomination	Investments
United States	100.0%

% of
Portfolio Breakdown	Net Assets
Financials	37.5%
Energy	15.3%
Utilities	13.6%
Materials	10.7%
Telecommunication Services	9.6%
Industrials	7.7%
Consumer Staples	5.2%
Consumer Discretionary	0.2%
Common Stocks and Preferred Stocks	99.8%
Investments of Collateral for Securities Loaned	21.8%
Total Investments	121.6%
Liabilities in excess of Other Assets	-21.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA - ADR	8.4%
Empresa Nacional de Electricidad SA - ADR	6.4%
Enersis SA - ADR	6.3%
Cia de Minas Buenaventura SA - ADR	6.0%
Sociedad Quimica y Minera de Chile SA - Preference Shares - ADR	4.7%
BanColombia SA - Preference Shares - ADR	4.6%
Lan Airlines SA - ADR (a)	4.5%
Commercial International Bank Egypt SAE - GDR	4.1%
Banco Santander Chile - ADR	4.0%
Telekomunikacja Polska SA - GDR	3.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | Semiannual Report | November 30, 2010

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$18.33
Net Asset Value	$18.26
Premium/Discount to NAV	0.38%
Net Assets ($000)	$74,870

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 7/11/07)	Months	Year	(Annualized)	(Annualized)
Guggenheim International Multi-Asset Income
NAV	15.97%	9.55%	-3.77%	-4.62%
Market	16.49%	7.85%	-3.42%	-4.53%
Zacks International Multi-Asset Income Index	15.96%	10.76%	-3.28%	-4.05%
MSCI EAFE Index	13.73%	1.12%	-10.08%	-8.79%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.23%. In the Financial Highlights section of the Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.97%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
% of Long-Term
Country Breakdown	Investments
United Kingdom	14.7%
United States	11.0%
Canada	8.8%
France	7.4%
China	7.0%
Chile	5.9%
Germany	4.9%
Switzerland	4.6%
Australia	3.3%
Japan	3.0%
Spain	2.5%
Israel	2.4%
Mexico	2.4%
Brazil	2.4%
Netherlands	2.4%
Singapore	1.9%
India	1.9%
Sweden	1.9%
Finland	1.8%
Indonesia	1.3%
Taiwan	1.2%
Portugal	1.1%
Bermuda	0.9%
Jersey	0.9%
Italy	0.8%
Argentina	0.6%
Austria	0.6%
Colombia	0.5%
Norway	0.4%
Greece	0.4%
Luxembourg	0.4%
Denmark	0.4%
Peru	0.3%

% of
Portfolio Breakdown	Net Assets
Financials	15.2%
Energy	15.0%
Telecommunications Services	14.6%
Consumer Staples	10.6%
Industrials	9.2%
Utilities	8.5%
Health Care	5.5%
Materials	4.0%
Consumer Discretionary	4.0%
Information Technology	3.5%
Total Common Stock, Preferred Stock, Income Trusts and Royalty Trusts	90.1%
Closed End Funds	9.6%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	9.5%
Total Investments	109.2%
Liabilities in excess of Other Assets	-9.2%
Net Assets	100.0%

Semiannual Report | November 30, 2010 | 19

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)
% of Long-Term
Currency Denomination	Investments
United States Dollar	40.8%
Euro	21.6%
Pound Sterling	15.5%
Hong Kong Dollar	5.0%
Swiss Franc	4.5%
All Other Currencies	12.6%

% of Long-Term
Top Ten Holdings	Investments
Enerplus Resources Fund	2.9%
Penn West Energy Trust	2.6%
Partner Communications Co. Ltd., ADR	2.2%
Enersis SA, ADR	1.9%
Tate & Lyle PLC	1.7%
Whiting USA Trust I	1.6%
Indosat Tbk PT, ADR	1.3%
Talisman Energy, Inc.	1.2%
Chunghwa Telecom Co. Ltd., ADR	1.2%
Administradora de Fondos de Pensiones Provida SA, ADR	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | Semiannual Report | November 30, 2010

Fund Summary & Performance (unaudited) continued

SEA | Guggenheim Shipping ETF

Fund Statistics
Share Price	$27.55
Net Asset Value	$27.59
Premium/Discount to NAV	-0.14%
Net Assets ($000)	$16,554

Total Returns
Since
(Inception 6/11/10)	Inception
Guggenheim Shipping ETF
NAV	7.01%
Market	6.85%
Delta Global Shipping Index	7.28%
MSCI World Index	11.89%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com.The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
% of
Portfolio Breakdown	Net Assets
Industrials	66.5%
Energy	33.4%
Total Common Stock and Master Limited Partnerships	99.9%
Investments of Collateral for Securities Loaned	20.7%
Total Investments	120.6%
Liabilities in excess of Other Assets	-20.6%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Marshall Islands	29.4%
China	15.7%
Bermuda	15.1%
United States	12.2%
Japan	10.8%
Singapore	7.0%
Denmark	5.2%
Liberia	2.5%
Belgium	2.1%

% of Long-Term
Currency Denomination	Investments
United States Dollar	55.3%
Hong Kong Dollar	15.7%
Japanese Yen	10.8%
Singapore Dollar	7.0%
Danish Krone	5.2%
Norwegian Krone	3.9%
Euro	2.1%

% of Long-Term
Top Ten Holdings	Investments
Teekay Corp.	4.7%
Ship Finance International Ltd.	4.6%
Cosco Corp. Singapore Ltd.	4.3%
Teekay LNG Partners LP	4.3%
Orient Overseas International Ltd.	4.3%
Overseas Shipholding Group, Inc.	4.1%
Navios Maritime Partners LP	4.1%
Golden Ocean Group Ltd.	3.9%
Seaspan Corp.	3.7%
Kawasaki Kisen Kaisha Ltd.	3.7%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Semiannual Report | November 30, 2010 | 21

Fund Summary & Performance (unaudited) continued

CUT | Guggenheim Timber ETF

Fund Statistics
Share Price	$19.53
Net Asset Value	$19.41
Premium/Discount to NAV	0.62%
Net Assets ($000)	$122,276

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 11/9/07)	Months	Year	(Annualized)	(Annualized)
Guggenheim Timber Index ETF
NAV	9.66%	11.54%	-6.26%	-6.62%
Market	10.65%	11.52%	-6.43%	-6.44%
Beacon Global Timber Index	10.24%	12.88%	-4.95%	-5.30%
Dow Jones World Forestry & Paper Index	19.81%	22.94%	-10.08%	-10.83%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.83%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United States	31.7%
Japan	18.1%
Canada	10.6%
Sweden	8.9%
Finland	8.4%
Portugal	4.5%
South Africa	4.1%
Ireland	3.9%
Brazil	3.9%
Spain	3.0%
Australia	1.6%
Bermuda	1.3%

% of Long-Term
Currency Denomination	Investments
United States Dollar	35.5%
Euro	19.9%
Japanese Yen	18.1%
Canadian Dollar	10.6%
Swedish Krona	8.9%
All other currencies	7.0%

% of
Portfolio Breakdown	Net Assets
Materials	80.3%
Financials	14.7%
Consumer Discretionary	4.8%
Total Common Stocks	99.8%
Investments of Collateral for Securities Loaned	1.2%
Total Investments	101.0%
Liabilities in excess of Other Assets	-1.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Sino-Forest Corp.	5.3%
International Paper Co.	4.9%
Hokuetsu Kishu Paper Co. Ltd.	4.9%
Sumitomo Forestry Co. Ltd.	4.8%
Rayonier, Inc. - REIT	4.7%
MeadWestvaco Corp.	4.6%
Weyerhaeuser Co.	4.6%
Portucel Empresa Produtora de Pasta e Papel SA	4.5%
Holmen AB - B Shares	4.5%
Svenska Cellulosa AB - B Shares	4.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | Semiannual Report | November 30, 2010

Overview of Fund Expenses | As of November 30, 2010 (unaudited)

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; and Guggenheim Timber ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended November 30, 2010.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Six Months Ended	Expenses Paid During Period1
	06/01/10	11/30/10	11/30/10	06/01/10 - 11/30/10
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$1,135.77	0.70%	$3.75
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	0.70%	3.55
Guggenheim China Real Estate ETF2
Actual	1,000.00	1,234.71	0.70%	3.92
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	0.70%	3.55
Guggenheim China Small Cap ETF2
Actual	1,000.00	1,280.70	0.75%	4.29
Hypothetical (5% annual return before expenses)	1,000.00	1,021.31	0.75%	3.80
Guggenheim Frontier Markets ETF2
Actual	1,000.00	1,283.12	0.70%	4.01
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	0.70%	3.55
Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,159.67	0.70%	3.79
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	0.70%	3.55
Guggenheim Timber ETF2
Actual	1,000.00	1,096.61	0.70%	3.68
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	0.70%	3.55

Semiannual Report | November 30, 2010 | 23

Overview of Fund Expenses (unaudited) continued

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Period Ended	Expenses Paid During Period3
	06/11/10	11/30/10	11/30/10	06/11/10 - 11/30/10
Guggenheim Shipping ETF
Actual	$1,000.00	$1,070.11	0.65%	$3.19
Hypothetical (5% annual return before expenses)4	1,000.00	1,021.81	0.65%	3.29

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended November 30, 2010. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

3
Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the period June 11, 2010 (commencement of investment operations) to November 30, 2010. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 173/365.

4	Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period.

Assumes all dividends and distributions were reinvested.

24 | Semiannual Report | November 30, 2010

Portfolio of Investments | November 30, 2010 (unaudited)

ENY | Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value
	Long-Term Investments – 99.6%
	Common Stocks – 47.1%
	Canada – 47.1%
132,432	AltaGas Ltd. (b)	$2,658,697
153,337	Athabasca Oil Sands Corp. (a)	2,052,754
501,455	BlackPearl Resources, Inc. (a)	2,631,528
50,381	Canadian Natural Resources Ltd.	1,937,052
54,196	Cenovus Energy, Inc.	1,558,181
1,123,898	Connacher Oil and Gas Ltd. (a)	1,203,668
70,084	Crescent Point Energy Corp. (b)	2,829,699
267,164	Daylight Energy Ltd.	2,473,693
33,395	Husky Energy, Inc. (b)	795,614
46,566	Imperial Oil Ltd.	1,692,444
899,537	Ivanhoe Energy, Inc. (a)	1,891,734
50,224	MEG Energy Corp. (a)	1,834,196
40,660	Nexen, Inc.	849,937
137,763	Pembina Pipeline Corp.	2,863,635
246,677	Pengrowth Energy Trust (b)	3,189,437
120,725	PetroBakken Energy Ltd., Class A (b)	2,192,115
34,598	Petrobank Energy & Resources Ltd. (a)	1,361,553
69,038	Suncor Energy, Inc.	2,317,623
70,450	Vermilion Energy, Inc. (b)	2,882,201

	Total Common Stocks
	(Cost $33,762,192)	39,215,761

	Income Trusts – 45.3%
	Canada – 45.3%
131,126	ARC Energy Trust (b)	3,106,120
107,660	Baytex Energy Trust (b)	4,507,234
111,789	Bonavista Energy Trust (b)	3,087,775
169,747	Canadian Oil Sands Trust	4,612,636
134,836	Enerplus Resources Fund (b)	3,883,214
202,150	Inter Pipeline Fund, Class A	2,952,244
92,452	Keyera Facilities Income Fund (b)	3,150,443
230,737	NAL Oil & Gas Trust (b)	2,700,281
177,064	Penn West Energy Trust (b)	3,839,174
187,360	Peyto Energy Trust (b)	3,102,905
381,827	Provident Energy Trust (b)	2,825,319

	Total Income Trusts
	(Cost $28,456,402)	37,767,345

	Royalty Trust – 3.8%
	Canada – 3.8%
162,796	Freehold Royalty Trust
	(Cost $2,882,932)	3,170,012

	Master Limited Partnership – 3.4%
	Canada – 3.4%
231,991	Fort Chicago Energy Partners LP, Class A
	(Cost $2,683,133)	2,809,822

	Total Long-Term Investments – 99.6%
	(Cost $67,784,659)	82,962,940

	Investments of Collateral for Securities Loaned (c) – 44.4%
	Money Market Fund – 44.4%
36,938,437	BNY Mellon Securities Lending Overnight Fund, 0.299% (d)
	(Cost $36,938,437)	36,938,437

	Total Investments – 144.0%
	(Cost $104,723,096)	119,901,377

	Liabilities in excess of Other Assets – (44.0%)	(36,618,449)
	Net Assets – 100.0%	$83,282,928

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2010.

(c)	At November 30, 2010, the total market value of the Fund’s securities on loan was $35,129,541 and the total market value of the collateral held by the Fund was $36,938,437.

(d)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 25

Portfolio of Investments (unaudited) continued

TAO | Guggenheim China Real Estate ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.9%
	China – 99.2%
794,000	Agile Property Holdings Ltd. (a)	$1,114,472
598,000	Beijing Capital Land Ltd.	216,386
1,370,000	Champion Real Estate Investment Trust – REIT (a)	778,003
220,000	Cheung Kong Holdings Ltd.	3,252,271
1,430,000	China Overseas Land & Investment Ltd.	2,747,433
1,116,000	China Resources Land Ltd.	2,000,440
300,000	Chinese Estates Holdings Ltd.	521,527
3,417,000	Country Garden Holdings Co.	1,236,441
29,255	E-House China Holdings Ltd., ADR	408,107
2,004,000	Franshion Properties China Ltd.	629,665
188,000	Great Eagle Holdings Ltd.	544,707
350,000	Greentown China Holdings Ltd.	380,844
598,400	Guangzhou R&F Properties Co. Ltd.	795,231
497,000	Hang Lung Group Ltd.	3,190,390
814,000	Hang Lung Properties Ltd.	3,789,264
407,000	Henderson Land Development Co. Ltd.	2,869,464
627,000	Hongkong Land Holdings Ltd.	4,251,060
375,000	Hopewell Holdings Ltd.	1,171,022
386,000	Hopson Development Holdings Ltd. (a)	386,713
371,000	Hysan Development Co. Ltd.	1,540,727
391,000	Kerry Properties Ltd.	1,973,718
693,000	KWG Property Holding Ltd.	516,695
1,297,000	Link Real Estate Investment Trust (The) – REIT	4,066,878
991,600	New World China Land Ltd.	354,980
1,428,000	New World Development Ltd.	2,835,533
4,774,000	Renhe Commercial Holdings Co. Ltd.	866,810
1,188,000	Shenzhen Investment Ltd.	419,169
859,500	Shimao Property Holdings Ltd.	1,297,166
1,521,800	Shui On Land Ltd. (a)	760,346
624,000	Shun Tak Holdings Ltd.	383,288
1,440,000	Sino Land Co. Ltd.	3,011,416
2,410,500	Sino-Ocean Land Holdings Ltd.	1,427,865
1,094,500	Soho China Ltd.	823,097
204,000	Sun Hung Kai Properties Ltd.	3,373,008
225,000	Swire Pacific Ltd. – Class A	3,465,260
582,500	Swire Pacific Ltd. – Class B	1,638,965
547,000	Tian An China Investment	369,802
587,000	Wharf Holdings Ltd.	3,945,761
496,000	Wheelock & Co. Ltd.	1,782,002
2,916,000	Yuexiu Property Co. Ltd.	766,020
		65,901,946

	Singapore – 0.7%
396,000	Yanlord Land Group Ltd. (a)	491,311

	Total Long-Term Investments – 99.9%
	(Cost $63,388,704)	66,393,257

	Investments of Collateral for Securities Loaned (b) – 4.1%
	Money Market Fund – 4.1%
2,691,159	BNY Mellon Securities Lending Overnight Fund, 0.299% (c)
	(Cost $2,691,159)	2,691,159

	Total Investments – 104.0%
	(Cost $66,079,863)	69,084,416
	Liabilities in excess of Other Assets – (4.0%)	(2,627,946)
	Net Assets – 100.0%	$66,456,470

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at November 30, 2010.

(b)	At November 30, 2010, the total market value of the Fund’s securities on loan was $2,509,673 and the total market value of the collateral held by the Fund was $2,691,159.

(c)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

26 | Semiannual Report | November 30, 2010

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF

Number
of Shares	Description	Value

	Common Stocks – 100.0%
	Consumer Discretionary – 16.6%
2,180,000	361 Degrees International Ltd. (a)	$1,807,859
2,843,000	Anta Sports Products Ltd.	5,301,120
7,420,000	AviChina Industry & Technology Co. (b)	3,592,642
7,898,000	Bosideng International Holdings Ltd.	4,108,854
10,040,000	Brilliance China Automotive Holdings Ltd. (a)(b)	9,244,043
6,288,000	China Hongxing Sports Ltd.	689,761
9,864,000	China Travel International Investment Hong Kong Ltd. (b)	2,248,270
416,227	Focus Media Holding Ltd., ADR (b)	9,710,576
2,267,000	Golden Eagle Retail Group Ltd.	6,626,734
1,515,500	Great Wall Motor Co. Ltd. (a)	5,513,109
2,382,000	Haier Electronics Group Co. Ltd. (b)	2,226,899
5,908,000	Hengdeli Holdings Ltd. (a)	3,841,971
73,863	Home Inns & Hotels Management, Inc., ADR (b)	3,516,618
2,198,000	Intime Department Store Group Co. Ltd.	3,424,800
1,616,000	Little Sheep Group Ltd.	1,075,856
3,419,000	Maoye International Holdings	1,769,894
2,158,000	Minth Group Ltd. (a)	3,640,365
1,229,500	Ports Design Ltd.	3,799,811
2,682,000	Qingling Motors Co. Ltd.	939,399
5,090,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.	1,278,129
1,308,000	Shenzhou International Group Holdings Ltd.	1,374,422
1,942,000	TCL Multimedia Technology Holdings Ltd.	777,735
2,504,000	Tianneng Power International Ltd. (a)	1,083,417
7,378,000	VODone Ltd.	2,232,691
1,508,500	Weiqiao Textile Co.	1,233,506
1,995,500	XTEP International Holdings	1,739,653
		82,798,134

	Consumer Staples – 6.0%
227,873	American Oriental Bioengineering, Inc. (b)	517,272
2,900,000	BaWang International Group Holding Ltd. (a)	1,176,334
2,646,000	China Foods Ltd. (a)	1,894,466
1,779,000	China Green Holdings Ltd. (a)	1,802,905
1,915,000	China Huiyuan Juice Group Ltd. (a)	1,376,021
6,914,000	Global Bio-Chem Technology Group Co. Ltd. (a)(b)	1,104,011
756,000	Hsu Fu Chi International Ltd. (b)	1,893,074
755,000	Lianhua Supermarket Holdings Co. Ltd.	3,538,918
2,182,000	People’s Food Holdings Ltd.	1,147,248
5,401,000	Pine Agritech Ltd. (b)(c)	817,188
1,086,000	Tsingtao Brewery Co. Ltd. (a)	5,887,543
3,500,000	Uni-President China Holdings Ltd.	2,194,923
1,345,000	Vinda International Holdings Ltd. (a)	1,494,704
1,916,000	Wumart Stores, Inc.	5,057,915
		29,902,522

	Energy – 0.1%
4,074,000	Honghua Group Ltd. (b)	634,788

	Financials – 12.9%
3,736,000	Beijing Capital Land Ltd.	1,351,871
2,578,000	Beijing North Star Co.	683,868
2,672,000	China Everbright Ltd.	6,248,481
182,036	E-House China Holdings Ltd., ADR	2,539,402
12,452,000	Franshion Properties China Ltd.	3,912,471
2,162,500	Greentown China Holdings Ltd.	2,353,071
4,328,000	KWG Property Holding Ltd.	3,226,919
2,380,000	Minmetals Land Ltd. (b)	493,429
8,644,000	PICC Property & Casualty Co. Ltd. (b)	12,956,566
6,077,000	Poly Hong Kong Investments Ltd. (a)	5,665,653
29,690,000	Renhe Commercial Holdings Co. Ltd.	5,390,779
2,644,000	Shanghai Forte Land Co.	810,328
21,630,000	Shanghai Zendai Property Ltd.	835,603
7,336,000	Shenzhen Investment Ltd.	2,588,404
6,816,500	Soho China Ltd. (a)	5,126,211
647,550	SPG Land Holdings Ltd.	317,702
13,832,000	United Energy Group Ltd. (b)	2,155,225
2,457,000	Yanlord Land Group Ltd. (Singapore) (a)	3,048,364
18,166,000	Yuexiu Property Co. Ltd. (b)	4,772,123
		64,476,470

	Health Care – 4.4%
91,401	China Medical Technologies, Inc., ADR (a) (b)	1,044,713
2,740,000	China Pharmaceutical Group Ltd. (a)	1,520,723
879,000	China Shineway Pharmaceutical Group Ltd.	2,852,408
3,160,000	Shandong Weigao Group Medical Polymer Co. Ltd.	8,687,747
84,347	Simcere Pharmaceutical Group, ADR (b)	1,052,651
8,732,000	Sino Biopharmaceutical	3,485,761
199,504	WuXi PharmaTech Cayman, Inc., ADR (b)	3,341,692
		21,985,695

	Industrials – 30.2%
7,550,000	Air China Ltd. (b)	9,838,970
1,840,000	Anhui Expressway Co.	1,570,918
1,164,000	Baoye Group Co. Ltd.	699,990
6,888,000	Beijing Capital International Airport Co. Ltd.	3,769,678
1,962,000	China Automation Group Ltd.	1,427,479
5,748,000	China Eastern Airlines Corp. Ltd. (b)	3,390,037
6,889,000	China Everbright International Ltd. (a)	3,850,065

See notes to financial statements.

Semiannual Report | November 30, 2010 | 27

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF (continued)

Number
of Shares	Description	Value

	Industrials (continued)
4,258,000	China National Materials Co. Ltd.	$4,128,790
13,783,000	China Shipping Container Lines Co. Ltd. (a) (b)	5,502,089
6,442,000	China Southern Airlines Co. Ltd. (a) (b)	4,703,552
4,084,000	China State Construction International Holdings Ltd.	3,371,056
4,014,000	Chongqing Machinery & Electric Co. Ltd.	1,597,195
1,860,000	CIMC Enric Holdings Ltd. (b)	862,259
7,670,000	Citic Resources Holdings Ltd. (b)	1,807,460
2,220,000	Cosco International Holdings Ltd.	1,200,672
5,704,000	COSCO Pacific Ltd.	9,034,556
6,085,000	CSR Corp. Ltd.	7,295,120
3,874,000	Dalian Port PDA Co. Ltd. (a)	1,701,125
1,244,600	Dongfang Electric Corp. Ltd.	6,178,405
5,238,000	Guangshen Railway Co. Ltd. (a)	2,124,703
580,000	Guangzhou Shipyard International Co. Ltd.	1,220,400
2,412,000	GZI Transportation Ltd.	1,323,150
1,847,000	Haitian International Holdings Ltd.	2,045,444
2,486,000	Harbin Power Equipment Co. Ltd.	3,739,092
4,484,000	Jiangsu Expressway Co. Ltd.	4,879,154
10,896,000	Lonking Holdings Ltd. (a)	7,127,759
10,910,000	Shanghai Electric Group Co. Ltd.	7,474,094
2,728,000	Shenzhen Expressway Co. Ltd.	1,549,192
34,287,500	Shenzhen International Holdings Ltd.	2,737,472
3,272,000	Sichuan Expressway Co. Ltd.	2,249,970
6,547,000	Sinotrans Ltd.	1,972,788
4,679,000	Sinotrans Shipping Ltd.	1,789,500
2,428,000	Sinotruk Hong Kong Ltd.	2,563,803
1,802,000	Tianjin Development Holdings (b)	1,343,555
17,862,000	Tianjin Port Development Holdings Ltd. (a)	4,416,248
1,494,000	Weichai Power Co. Ltd.	10,369,589
6,220,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	8,469,947
5,246,000	Zhejiang Expressway Co. Ltd.	4,944,946
1,677,000	Zhuzhou CSR Times Electric Co. Ltd.	6,402,948
		150,673,170

	Information Technology – 11.7%
2,386,000	AAC Acoustic Technologies Holdings, Inc.	6,575,161
191,009	AsiaInfo Holdings, Inc. (b)	3,180,300
2,204,000	BYD Electronic International Co. Ltd.	1,087,008
7,120,000	China Aerospace International Holdings Ltd.	1,136,904
120,367	China Digital TV Holding Co. Ltd., ADR (b)	1,008,676
2,338,070	Comba Telecom Systems Holdings Ltd. (a)	2,604,329
2,474,000	Digital China Holdings Ltd.	5,071,833
315,757	Giant Interactive Group, Inc., ADR	2,175,566
3,052,000	Ju Teng International Holdings Ltd.	1,222,270
3,197,500	Kingboard Laminates Holdings Ltd.	3,116,941
2,330,000	Kingsoft Corp Ltd.	1,278,167
69,747,000	Semiconductor Manufacturing International Corp. (b)	5,119,441
108,521	Sohu.com, Inc. (b)	7,534,613
463,923	Suntech Power Holdings Co. Ltd., ADR (a) (b)	3,312,410
5,024,000	TPV Technology Ltd.	3,228,289
2,273,000	Travelsky Technology Ltd.	2,405,988
1,698,000	Wasion Group Holdings Ltd.	1,134,821
1,926,562	ZTE Corp.	7,082,903
		58,275,620

	Materials – 14.3%
1,538,000	Asia Cement China Holdings Corp.	683,278
4,282,500	BBMG Corp.	6,165,402
6,488,000	China BlueChemical Ltd.	5,171,585
1,454,400	China Metal Recycling Holdings Ltd.	1,646,247
4,815,000	China Molybdenum Co. Ltd. (a)	3,813,235
2,900,000	China Oriental Group Co. Ltd.	1,116,584
7,084,000	China Shanshui Cement Group Ltd.	5,765,246
5,164,800	China Zhongwang Holdings Ltd. (a)	2,819,951
1,942,000	Chongqing Iron & Steel Co. Ltd. (a) (b)	505,153
2,526,000	Fufeng Group Ltd.	2,511,151
3,524,000	Hidili Industry International Development Ltd.	3,267,312
5,970,000	Hunan Non-Ferrous Metal Corp. Ltd. (b)	2,413,938
6,175,014	Lee & Man Paper Manufacturing Ltd. (a)	4,882,345
2,592,000	Lumena Resources Corp.	1,031,373
6,374,000	Maanshan Iron & Steel (a)	3,357,048
2,744,000	Minmetals Resources Ltd. (a) (b)	1,985,832
1,560,500	Real Gold Mining Ltd. (a) (b)	2,853,477
1,151,000	Shandong Chenming Paper Holdings Ltd.	917,462
15,656,000	Shougang Concord International Enterprises Co. Ltd. (b)	2,378,948
6,494,000	Sinofert Holdings Ltd. (b)	3,620,949
8,520,000	Sinopec Shanghai Petrochemical Co. Ltd.	4,180,101
5,116,000	Sinopec Yizheng Chemical Fibre Co. Ltd. (b)	2,470,495
2,781,000	Xinjiang Xinxin Mining Industry Co. Ltd.	1,826,389
1,605,500	Zhaojin Mining Industry Co. Ltd.	6,285,012
		71,668,513

	Telecommunication Services – 0.9%
7,280,000	China Communications Services Corp. Ltd.	4,424,820

See notes to financial statements.

28 | Semiannual Report | November 30, 2010

Portfolio of Investments (unaudited) continued

HAO | Guggenheim China Small Cap ETF (continued)

Number
of Shares	Description	Value

	Utilities – 2.9%
5,834,000	China Power International Development Ltd.	$1,224,549
1,302,000	China Resources Gas Group Ltd.	1,854,335
12,168,000	Datang International Power Generation Co. Ltd. (a)	4,371,652
8,978,000	Guangdong Investment Ltd.	4,497,295
5,236,000	Huadian Power International Co. (a)	1,058,575
2,154,000	Sound Global Ltd. (Singapore) (b)	1,303,627
		14,310,033

	Total Common Stocks – 100.0%
	(Cost $437,537,277)	499,149,765

	Short-Term Investments – 7.8%
	Investments of Collateral for Securities Loaned (d) – 7.8%
	Money Market Funds – 7.8%
39,074,487	BNY Mellon Securities Lending Overnight Fund, 0.299% (e)
	(Cost $39,074,487)	39,074,487

	Total Investments – 107.8%
	(Cost $476,611,764)	538,224,252
	Other Assets in excess of Liabilities – (7.8%)	(38,948,729)
	Net Assets – 100.0%	$499,275,523

ADR – American Depositary Receipt

(a)	Security, or portion thereof, was on loan at November 30, 2010.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $817,188 which represents 0.2% of net assets.

(d)	At November 30, 2010, the total market value of the Fund’s securities on loan was $35,081,516 and the total market value of the collateral by the Fund was $39,074,487.

(e)	Interest rate shown reflects yield as of November 30, 2010.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 29

Portfolio of Investments (unaudited) continued

FRN | Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value

	Common Stocks – 88.3%
	Argentina – 8.5%
77,877	Banco Macro SA – ADR (a)	$3,886,841
81,675	BBVA Banco Frances SA – ADR (a)	922,111
71,541	Cresud SACIF y A – ADR	1,345,686
44,836	Grupo Clarin -Class B – GDR (b)	441,635
194,973	Grupo Financiero Galicia SA – ADR (a) (b)	2,996,735
61,703	IRSA Inversiones y Representaciones SA – ADR	989,716
107,568	Pampa Energia SA – ADR	1,869,532
71,106	Petrobras Argentina SA – ADR	1,412,876
178,861	Telecom Argentina SA – ADR	4,335,591
		18,200,723

	Chile – 27.3%
40,462	Banco de Chile – ADR (a)	3,445,744
92,908	Banco Santander Chile – ADR	8,508,514
53,408	Cia Cervecerias Unidas SA – ADR	3,003,132
49,453	CorpBanca – ADR (a)	4,388,954
240,968	Empresa Nacional de Electricidad SA – ADR	13,809,876
566,825	Enersis SA – ADR	13,484,767
311,965	Lan Airlines SA – ADR (a)	9,599,163
51,396	Vina Concha y Toro SA – ADR (a)	2,488,594
		58,728,744

	Colombia – 8.4%
450,592	Ecopetrol SA – ADR (a)	18,100,281

	Czech Republic – 3.4%
102,807	Komercni Banka AS – GDR (c)	7,232,472

	Egypt – 12.4%
1,220,219	Commercial International Bank Egypt SAE – GDR (a)	8,883,194
345,720	Egyptian Financial Group-Hermes Holding – GDR (a) (c)	4,013,809
158,786	Orascom Construction Industries – GDR	7,023,105
1,201,061	Orascom Telecom Holding SAE – GDR	4,323,820
162,710	Telecom Egypt – GDR (a) (c)	2,439,023
		26,682,951

	Georgia – 0.9%
105,515	Bank of Georgia JSC – GDR (b)	1,898,215

	Kazakhstan – 5.0%
288,598	Halyk Savings Bank of Kazakhstan JSC – GDR (b)	2,796,515
340,467	KazMunaiGas Exploration Production – GDR	6,536,966
132,735	Zhaikmunai LP – GDR (b)	1,526,453
		10,859,934

	Lebanon – 3.4%
340,595	Banque Audi sal- Audi Saradar Group – GDR (a) (b)	3,031,295
230,522	Solidere – GDR (a)	4,200,111
		7,231,406

	Nigeria – 2.9%
1,031,963	Guaranty Trust Bank PLC – GDR (a)	6,243,376

	Oman – 1.8%
408,277	Bank Muscat SAOG – GDR (c)	3,972,535

	Pakistan – 2.5%
279,237	Oil & Gas Development Co. Ltd. – GDR (a) (c)	5,305,503

	Peru – 6.0%
253,971	Cia de Minas Buenaventura SA – ADR	12,861,092

	Poland – 3.6%
1,477,418	Telekomunikacja Polska SA – GDR (c)	7,712,122

	Qatar – 1.5%
659,397	Commercial Bank of Qatar – GDR (a) (c)	3,132,136

	Ukraine – 0.7%
83,144	MHP SA – GDR (b)	1,525,692

	Total Common Stock – 88.3%
	(Cost $174,962,070)	189,687,182

	Preferred Stocks – 11.5%
	Argentina – 0.9%
59,834	Nortel Inversora SA – Class B Preference Shares – ADR (b)	1,821,945

	Chile – 6.0%
32,773	Embotelladora Andina SA – Class A Preference Shares – ADR	811,132
68,737	Embotelladora Andina SA – Class B Preference Shares – ADR (a)	2,083,418
197,964	Sociedad Quimica y Minera de Chile SA – Preference Shares – ADR (a)	10,040,734
		12,935,284

	Colombia – 4.6%
160,371	BanColombia SA – Preference Shares – ADR	9,894,891

	Total Preferred Stock – 11.5%
	(Cost $21,799,908)	24,652,120

	Total Long-Term Investments – 99.8%
	(Cost $196,761,978)	214,339,302

See notes to financial statements.

30 | Semiannual Report | November 30, 2010

Portfolio of Investments (unaudited) continued

FRN | Guggenheim Frontier Markets ETF (continued)

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned (d) – 21.8%
	Money Market Fund – 21.8%
46,828,663	BNY Mellon Securities Lending Overnight Fund, 0.299% (e)
	(Cost $46,828,663)	$46,828,663

	Total Investments – 121.6%
	(Cost $243,590,641)	261,167,965
	Liabilities in excess of Other Assets – (21.6%)	(46,350,581)
	Net Assets – 100.0%	$214,817,384

ADR – American Depositary Receipt

AS – Joint Stock Company

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SAE – Corporation

SAL – Joint Stock Company

SAOG – Joint Stock Company

(a)	Security, or portion thereof, was on loan at November 30, 2010.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $33,807,600 which represents 15.7% of net assets.

(d)	At November 30, 2010, the total market value of the Fund’s securities on loan was $45,404,342 and the total market value of the collateral held by the Fund was $46,828,663.

(e)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 31

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value

	Long-Term Investments – 99.7%
	Common Stocks – 82.0%
	Argentina – 0.6%
25,171	Cresud SACIF y A, ADR	$473,466

	Australia – 3.3%
58,609	Amcor Ltd.	362,548
17,866	Australia & New Zealand Banking Group Ltd.	388,265
22,643	National Australia Bank Ltd.	509,235
292,836	Telstra Corp. Ltd.	789,172
21,356	Westpac Banking Corp.	437,689
		2,486,909

	Austria – 0.6%
33,826	Telekom Austria AG	471,153

	Bermuda – 0.4%
10,000	Jardine Strategic Holdings Ltd.	262,000

	Brazil – 2.1%
34,186	Cia Siderurgica Nacional SA, ADR	535,011
12,191	CPFL Energia SA, ADR	865,683
10,021	Gafisa SA, ADR	143,902
		1,544,596

	Canada – 3.4%
27,222	EnCana Corp. (a)	753,502
40,055	Nexen, Inc.	837,951
47,713	Talisman Energy, Inc.	915,135
		2,506,588

	Chile – 5.9%
11,761	Administradora de Fondos de Pensiones Provida SA, ADR (a)	884,427
8,556	Banco de Chile, ADR	728,629
5,148	Banco Santander Chile, ADR	471,454
6,397	Cia Cervecerias Unidas SA, ADR	359,703
7,017	Empresa Nacional de Electricidad SA, ADR	402,144
60,101	Enersis SA, ADR	1,429,803
2,640	Vina Concha y Toro SA, ADR	127,829
		4,403,989

	China – 6.9%
31,000	Cathay Pacific Airways Ltd.	90,417
38,000	Cheung Kong Holdings Ltd.	561,756
6,281	China Life Insurance Co. Ltd., ADR	402,989
54,000	China Mobile Ltd.	538,564
5,659	China Petroleum & Chemical Corp., ADR	525,382
2,508	CNOOC Ltd., ADR	539,972
1,590,000	Guangshen Railway Co. Ltd. (a)	644,956
82,000	Hang Lung Properties Ltd.	381,719
25,400	Hang Seng Bank Ltd.	417,683
70,000	Hutchison Whampoa Ltd.	700,392
574,000	Lenovo Group Ltd.	385,838
		5,189,668

	Denmark – 0.4%
2,591	Novo Nordisk A/S – Class B	257,043

	Finland – 1.8%
10,665	Metso OYJ	549,357
88,702	Nokia OYJ	821,553
		1,370,910

	France – 7.4%
3,174	Air Liquide SA	372,684
42,634	AXA SA	613,817
6,278	BNP Paribas	372,661
6,878	Danone	404,024
2,254	Dassault Systemes SA	154,659
29,500	France Telecom SA	599,065
2,708	L’Oreal SA	288,814
12,786	Sanofi-Aventis SA	775,285
8,451	Sodexo	534,158
13,914	Total SA	675,869
15,193	Vinci SA	737,700
		5,528,736

	Germany – 4.9%
6,501	Allianz SE	715,096
7,078	Bayer AG	515,511
3,753	Deutsche Bank AG	178,784
48,016	Deutsche Telekom AG	616,672
13,700	E.ON AG	394,220
3,168	Fresenius Medical Care AG & Co. KGaA	183,392
5,761	Henkel AG & Co. KGaA	292,551
6,115	RWE AG	381,771
3,595	Siemens AG	394,459
		3,672,456

	Greece – 0.4%
12,170	Coca Cola Hellenic Bottling Co. SA, ADR	310,092

	India – 1.9%
10,668	ICICI Bank Ltd., ADR	533,827
2,256	Infosys Technologies Ltd., ADR	149,234
10,797	Sterlite Industries India Ltd., ADR	152,993
9,497	Tata Motors Ltd., ADR (a)	310,647
18,522	Wipro Ltd., ADR	253,566
		1,400,267

	Indonesia – 1.3%
32,509	Indosat Tbk PT, ADR (a)	985,023

See notes to financial statements.

32 | Semiannual Report | November 30, 2010

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number
of Shares	Description	Value

	Israel – 2.4%
78,522	Partner Communications Co. Ltd., ADR (a)	$1,626,191
3,702	Teva Pharmaceutical Industries Ltd., ADR	185,248
		1,811,439

	Italy – 0.8%
29,950	ENI SpA	604,305

	Japan – 3.0%
34,000	Kubota Corp.	307,652
3,200	Kyocera Corp.	326,227
102,500	Mitsubishi UFJ Financial Group, Inc.	484,541
269,000	Mizuho Financial Group, Inc.	427,086
1,500	Nidec Corp.	150,054
351	NTT DoCoMo, Inc.	569,008
		2,264,568

	Jersey – 0.9%
360	Randgold Resources Ltd.	33,611
4,507	Shire PLC	105,495
45,182	WPP PLC	500,641
		639,747

	Luxembourg – 0.4%
15,439	Acergy SA	307,283

	Mexico – 2.2%
3,321	Coca-Cola Femsa SAB de CV, ADR	268,935
21,902	Grupo Televisa SA, ADR	510,317
53,109	Telefonos de Mexico SAB de CV, ADR – Class L	849,744
		1,628,996

	Netherlands – 2.4%
6,844	Heineken NV	317,968
12,057	Koninklijke DSM NV	590,532
32,796	Koninklijke KPN NV	468,974
13,897	Unilever NV	394,281
		1,771,755

	Norway – 0.4%
6,741	Yara International ASA	320,979

	Peru – 0.3%
4,136	Cia de Minas Buenaventura SA, ADR	209,447

	Portugal – 1.1%
130,384	EDP – Energias de Portugal SA	418,208
33,412	Portugal Telecom SGPS SA	425,502
		843,710

	Singapore – 1.9%
53,000	Keppel Corp. Ltd.	427,416
165,000	Singapore Telecommunications Ltd.	386,958
43,000	United Overseas Bank Ltd.	601,808
		1,416,182

	Spain – 2.5%
62,057	Banco Bilbao Vizcaya Argentaria SA	571,699
49,665	Banco Espanol de Credito SA (a)	395,214
47,663	Banco Santander SA	452,931
20,955	Telefonica SA	447,089
		1,866,933

	Sweden – 1.8%
21,662	Atlas Copco AB – Class A	478,359
19,778	SKF AB – Class A	527,875
37,205	Telefonaktiebolaget LM Ericsson – Class A	372,177
		1,378,411

	Switzerland – 4.5%
11,529	Credit Suisse Group AG	428,448
6,975	Nestle SA	381,746
12,097	Novartis AG	646,298
4,681	Roche Holding AG	671,599
2,015	Swisscom AG	826,864
1,563	Syngenta AG	435,953
		3,390,908

	Taiwan – 1.2%
37,068	Chunghwa Telecom Co. Ltd., ADR	893,709

	United Kingdom – 14.6%
24,290	ARM Holdings PLC	149,723
24,062	Associated British Foods PLC	397,588
86,338	BAE Systems PLC	444,117
14,154	BG Group PLC	256,026
10,488	British American Tobacco PLC	380,652
52,505	Bunzl PLC	573,608
142,606	Centrica PLC	682,031
22,512	GlaxoSmithKline PLC	424,916
30,698	Intercontinental Hotels Group PLC	545,006
114,826	International Power PLC	728,709
55,892	Invensys PLC	279,409
144,502	J Sainsbury PLC	800,468
145,425	Kingfisher PLC	532,223
67,517	National Grid PLC	597,239
19,635	Royal Dutch Shell PLC – Class B	583,439
36,261	Smith & Nephew PLC	328,944

See notes to financial statements.

Semiannual Report | November 30, 2010 | 33

Portfolio of Investments (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number
of Shares	Description	Value

	United Kingdom (continued)
159,653	Tate & Lyle PLC	$1,268,042
96,774	Tesco PLC	624,396
14,429	Unilever PLC	399,310
52,895	United Utilities Group PLC	491,373
182,276	Vodafone Group PLC	456,317
		10,943,536

	United States – 0.3%
14,027	News Corp. – Class B	216,049

	Total Common Stock – 82.0%
	(Cost $58,439,806)	61,370,853

	Closed End Funds – 9.6%
	Bermuda – 0.5%
11,206	ASA Ltd.	379,547

	United States – 9.1%
51,682	Aberdeen Asia-Pacific Income Fund, Inc. (a)	356,089
37,935	AllianceBernstein Global High Income Fund, Inc.	558,403
96,603	Alpine Global Premier Properties Fund	678,153
36,333	Eaton Vance Tax-Advantaged Dividend Income Fund	582,055
23,854	First Trust Aberdeen Global Opportunity Income Fund	407,903
47,496	MFS Charter Income Trust	451,687
71,501	MFS Multimarket Income Trust	496,217
37,042	Morgan Stanley Emerging Markets Debt Fund, Inc.	410,425
56,407	Nuveen Multi-Strategy Income and Growth Fund	477,767
52,529	Nuveen Multi-Strategy Income and Growth Fund 2	466,983
27,358	Templeton Emerging Markets Income Fund	453,322
25,185	Western Asset Emerging Markets Debt Fund, Inc.	473,982
33,788	Western Asset Emerging Markets Income Fund, Inc. (a)	460,868
43,487	Western Asset Global High Income Fund, Inc.	555,329
		6,829,183

	Total Closed End Funds – 9.6%
	(Cost $6,744,778)	7,208,730

	Income Trusts – 5.7%
	Canada – 5.5%
74,604	Enerplus Resources Fund (a)	2,145,611
89,409	Penn West Energy Trust (a)	1,934,811
		4,080,422

	Mexico – 0.2%
3,224	Fomento Economico Mexicano SAB de CV, ADR	182,317

	Total Income Trusts – 5.7%
	(Cost $3,547,960)	4,262,739

	Royalty Trusts – 1.6%
	United States – 1.6%
52,339	Whiting USA Trust I (a)
	(Cost $1,061,380)	1,167,683

	Preferred Stocks – 0.8%
	Brazil – 0.3%
1,792	Cia de Bebidas das Americas, ADR	243,067

	Colombia – 0.5%
6,468	BanColombia SA, ADR	399,076

	Total Preferred Stocks – 0.8%
	(Cost $629,463)	642,143

	Total Long-Term Investments – 99.7%
	(Cost $70,423,387)	74,652,148

	Investments of Collateral for Securities Loaned (b) – 9.5%
	Money Market Funds – 9.5%
7,075,331	BNY Mellon Securities Lending Overnight Fund, 0.299% (c)
	(Cost $7,075,331)	7,075,331

	Total Investments – 109.2%
	(Cost $77,498,718)	81,727,479
	Liabilities in excess of Other Assets – (9.2%)	(6,857,923)
	Net Assets – 100.0%	$74,869,556

A/S – Limited Liability Stock Company

AB – Stock Company

ADR – American Depositary Receipt

AG – Stock Corporation

ASA – Stock Company

KGaA – Limited Partnership

NV – Publicly-Traded Company

OYJ – Publicly-Traded Company

PLC – Public Limited Company

PT – Limited Liability Company

SA – Corporation

SAB de CV – Variable Capital Company

SE – Stock Corporation

SGPS – Holding Enterprise

SpA – Limited Share Company

(a)	Security, or portion thereof, was on loan at November 30, 2010.

(b)	At November 30, 2010, the total market value of the Fund’s securities on loan was $6,841,652 and the total market value of the collateral held by the Fund was $7,075,331.

(c)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

34 | Semiannual Report | November 30, 2010

Portfolio of Investments (unaudited) continued

SEA | Guggenheim Shipping ETF

Number
of Shares	Description	Value

	Long-Term Investments – 99.9%
	Common Stock – 91.6%
	Belgium – 2.1%
22,223	Euronav NV	$352,063

	Bermuda – 15.1%
23,336	Frontline Ltd. (a)	605,336
481,115	Golden Ocean Group Ltd.	650,773
34,779	Ship Finance International Ltd.	755,052
49,076	Tsakos Energy Navigation Ltd.	481,926
		2,493,087

	China – 15.7%
360,000	China COSCO Holdings Co. Ltd.	393,579
1,100,000	China Shipping Container Lines Co. Ltd. (b)	439,113
398,000	China Shipping Development Co. Ltd.	552,489
72,500	Orient Overseas International Ltd.	703,467
759,000	Pacific Basin Shipping Ltd.	513,125
		2,601,773

	Denmark – 5.2%
51	AP Moller – Maersk A/S – Class B	414,114
14,090	D/S Norden	445,430
		859,544

	Japan – 10.8%
146,000	Kawasaki Kisen Kaisha Ltd.	608,261
85,000	Mitsui OSK Lines Ltd.	583,443
136,000	Nippon Yusen KK	592,575
		1,784,279

	Liberia – 2.5%
75,735	Excel Maritime Carriers Ltd. (a) (b)	420,329

	Marshall Islands – 21.0%
32,968	Diana Shipping, Inc. (b)	444,738
100,292	DryShips, Inc. (a) (b)	518,510
101,115	Navios Maritime Holdings, Inc.	529,843
48,195	Seaspan Corp. (a)	611,113
24,207	Teekay Corp.	771,961
50,490	Teekay Tankers Ltd. – Class A (a)	598,307
		3,474,472

	Singapore – 7.0%
463,000	Cosco Corp. Singapore Ltd.	707,539
269,000	Neptune Orient Lines Ltd.	441,601
		1,149,140

	United States – 12.2%
80,553	Eagle Bulk Shipping, Inc. (a) (b)	402,765
24,888	Genco Shipping & Trading Ltd. (a) (b)	365,356
151,116	General Maritime Corp.	577,263
19,369	Overseas Shipholding Group, Inc.	677,334
		2,022,718

	Total Common Stocks – 91.6%
	(Cost $15,239,447)	15,157,405

	Master Limited Partnerships – 8.3%
	Marshall Islands – 8.3%
36,217	Navios Maritime Partners LP (a)	672,188
19,468	Teekay LNG Partners LP	707,467
	(Cost $1,186,936)	1,379,655

	Total Long-Term Investments – 99.9%
	(Cost $16,426,383)	16,537,060

	Investments of Collateral for Securities Loaned (c) – 20.7%
	Money Market Funds – 20.7%
3,418,980	BNY Mellon Securities Lending Overnight Fund, 0.299% (d)
	(Cost $3,418,980)	3,418,980

	Total Investments – 120.6%
	(Cost $19,845,363)	19,956,040
	Liabilities in excess of Other Assets – (20.6%)	(3,402,438)
	Net Assets – 100.0%	$16,553,602

A/S - Limited Liability Stock Company

KK - Joint Stock Company

LP - Limited Partnership

NV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at November 30, 2010.

(b)	Non-income producing security.

(c)	At November 30, 2010, the total market value of the Fund’s securities on loan was $3,321,925 and the total market value of the collateral by the Fund was $3,418,980.

(d)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 35

Portfolio of Investments (unaudited) continued

CUT | Guggenheim Timber ETF

Number
of Shares	Description	Value

	Long-Term Investments – 99.8%
	Common Stocks – 99.8%
	Australia – 1.6%
3,026,707	Gunns Ltd. (b)	$1,930,337

	Bermuda – 1.3%
44,922,000	China Grand Forestry Green Resources Group Ltd. (a)(b)	1,561,871

	Brazil – 3.9%
309,131	Fibria Celulose SA, ADR (a)(b)	4,723,522

	Canada – 10.6%
298,105	Canfor Corp. (a)	2,870,469
300,193	Sino-Forest Corp. (a)	6,500,139
81,597	West Fraser Timber Co., Ltd.	3,551,150
		12,921,758

	Finland – 8.4%
595,385	Stora Enso OYJ – R Shares	5,138,529
346,361	UPM-Kymmene OYJ	5,158,013
		10,296,542

	Ireland – 3.9%
537,150	Smurfit Kappa Group PLC	4,747,804

	Japan – 18.1%
1,122,500	Hokuetsu Kishu Paper Co., Ltd.	5,936,105
209,800	Nippon Paper Group, Inc.	4,978,899
1,165,000	OJI Paper Co., Ltd.	5,312,522
751,300	Sumitomo Forestry Co., Ltd.	5,874,436
		22,101,962

	Portugal – 4.5%
1,880,005	Portucel Empresa Produtora de Pasta e Papel SA	5,530,888

	South Africa – 4.0%
686,280	Mondi Ltd.	4,966,936

	Spain – 3.1%
1,276,081	Grupo Empresarial Ence SA (a)(b)	3,745,865

	Sweden – 8.8%
184,170	Holmen AB – B Shares	5,473,300
367,621	Svenska Cellulosa AB – B Shares	5,358,068
		10,831,368

	United States – 31.6%
60,281	Domtar Corp.	4,576,533
64,877	Greif, Inc. – Class A	3,791,412
238,803	International Paper Co.	5,962,911
226,993	MeadWestvaco Corp.	5,638,506
107,437	Plum Creek Timber Co., Inc. – REIT	3,872,029
87,097	Potlatch Corp. – REIT	2,759,233
111,421	Rayonier, Inc. – REIT	5,678,014
98,092	Wausau Paper Corp.	756,289
336,603	Weyerhaeuser Co.	5,617,904
		38,652,831

	Total Long-Term Investments – 99.8%
	(Cost $121,410,051)	122,011,684

	Investments of Collateral for Securities Loaned (c) – 1.2%
	Money Market Funds – 1.2%
1,430,500	BNY Mellon Securities Lending Overnight Fund, 0.299% (d)
	(Cost $1,430,500)	1,430,500

	Total Investments – 101.0%
	(Cost $122,840,551)	123,442,184
	Liabilities in excess of Other Assets – (1.0%)	(1,166,333)
	Net Assets – 100.0%	$122,275,851

AB – Corporation

ADR – American Depositary Receipt

OYJ – Publicly Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2010.

(c)	At November 30, 2010, the total market value of the Fund’s securities on loan was $1,201,389 and the total market value of the collateral held by the Fund was $1,430,500.

(d)	Interest rate shown reflects yield as of November 30, 2010.

See notes to financial statements.

36 | Semiannual Report | November 30, 2010

Statement of Assets and Liabilities | November 30, 2010 (unaudited)

	Guggenheim Canadian Energy Income ETF (ENY	)	Guggenheim China Real Estate ETF (TAO )	Guggenheim China Small Cap ETF (HAO	)

Assets
Investments in securities, at value (including securities on loan)	$119,901,377		$69,084,416	$538,224,252
Foreign currency, at value	68,963		45,403	157,576
Cash	70,804		—	210,727
Receivables:
Fund shares sold	—		—	—
Dividends	261,581		102,758	165,201
Securities lending income	22,589		1,642	49,663
Tax Reclaims	—		—	—
Due from Adviser	—		22,560	—
Other assets	3,750		993	3,606
Total assets	120,329,064		69,257,772	538,811,025

Liabilities
Custodian bank	—		13,103	—
Payables:
Investments purchased	—		—	—
Administration fee payable	1,883		—	9,515
Collateral for securities on loan	36,938,437		2,691,159	39,074,487
Accrued advisory fees	31,402		—	169,409
Accrued expenses	74,414		97,040	282,091
Total liabilities	37,046,136		2,801,302	39,535,502
Net Assets	$83,282,928		$66,456,470	$499,275,523

Composition of Net Assets
Paid-in capital	$81,989,314		$78,711,182	$441,996,388
Accumulated undistributed net investment income (loss)	94,401		(368,134)	3,283,006
Accumulated net realized gain (loss) on investments and currency transactions	(13,977,343)		(14,891,000)	(7,616,105)
Net unrealized appreciation (depreciation) on investments and currency translation	15,176,556		3,004,422	61,612,234
Net Assets	$83,282,928		$66,456,470	$499,275,523
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,520,000		3,360,000	15,950,000
Net Asset Value Per Share	$18.43		$19.78	$31.30

Investments in securities, at cost	$104,723,096		$66,079,863	$476,611,764
Foreign currency, at cost	$68,963		$45,404	$157,701
Securities on loan, at value	$35,129,541		$2,509,673	$35,081,516

See notes to financial statements.

38 | Semiannual Report | November 30, 2010

Statement of Assets and Liabilities (unaudited) continued

Guggenheim Frontier Markets ETF (FRN	)	Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA	)	Guggenheim Timber ETF (CUT	)

$261,167,965		$81,727,479	$19,956,040		$123,442,184
—		7,271	5,348		60
380,613		146,988	16,863		44,472

3,495,538		3,652,137	—		—
158,418		126,322	—		371,385
79,646		9,498	3,328		908
—		39,374	172		7,812
—		—	—		—
1,446		991	—		1,409
265,283,626		85,710,060	19,981,751		123,868,230

—		—	—		—

3,494,449		3,652,000	—		—
4,690		1,642	—		2,816
46,828,663		7,075,331	3,418,980		1,430,500
70,983		24,350	9,169		43,542
67,457		87,181	—		115,521
50,466,242		10,840,504	3,428,149		1,592,379
$214,817,384		$74,869,556	$16,553,602		$122,275,851

$197,906,475		$78,609,796	$16,133,188		$138,703,720
1,043,233		(333,597)	53,237		4,199,973
(1,709,648)		(7,633,021)	256,484		(21,228,649)
17,577,324		4,226,378	110,693		600,807
$214,817,384		$74,869,556	$16,553,602		$122,275,851
9,240,000		4,100,000	600,000		6,300,000
$23.25		$18.26	$27.59		$19.41

$243,590,641		$77,498,718	$19,845,363		$122,840,551
$—		$7,257	$5,332		$61
$45,404,342		$6,841,652	$3,321,925		$1,201,389

See notes to financial statements.

Semiannual Report | November 30, 2010 | 39

Statement of Operations | For the six months ended November 30, 2010 (unaudited)

	Guggenheim Canadian Energy Income ETF (ENY )	Guggenheim China Real Estate ETF (TAO )	Guggenheim China Small Cap ETF (HAO )

Investment Income
Dividend income	$2,125,111	$694,058	$1,856,242
Return of capital distributions received	(18,680)	—	—
Foreign taxes withheld	(322,218)	(1,724)	(76,834)
Net dividend income	1,784,213	692,334	1,779,408
Net securities lending income	96,879	9,733	258,341
Other income	—	—	—
Total income	1,881,092	702,067	2,037,749

Expenses
Advisory fee <Note 3>	191,685	124,915	1,012,664
Administration fee	10,543	6,870	44,308
Custodian fee	50,006	47,705	178,078
Licensing	40,254	25,841	275,402
Listing fee and expenses	2,500	2,500	2,500
Printing expenses	13,695	14,195	53,210
Professional fees	18,614	15,291	26,007
Registration & filings	504	252	4,389
Trustees’ fees and expenses	1,655	1,403	4,353
Miscellaneous	9,804	10,874	13,367
Total expenses	339,260	249,846	1,614,278
Advisory fees waived	(70,901)	(74,965)	(233,372)
Net expenses	268,359	174,881	1,380,906
Net Investment Income	1,612,733	527,186	656,843

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(715,365)	(172,853)	(400,736)
In-kind transactions	4,544,306	(156,948)	2,565,625
Foreign currency transactions	(16,205)	(851)	(8,653)
Net realized gain (loss)	3,812,736	(330,652)	2,156,236
Net change in unrealized appreciation (depreciation) on
Investments	4,539,862	8,556,768	84,002,098
Foreign currency translation	(2,523)	418	2,469
Net unrealized appreciation	4,537,339	8,557,186	84,004,567
Net realized and unrealized gain	8,350,075	8,226,534	86,160,803
Net Increase in Net Assets Resulting from Operations	$9,962,808	$8,753,720	$86,817,646

* For the period June 11, 2010 (commencement of the Fund’s operations) to November 30, 2010.

See notes to financial statements.

40 | Semiannual Report | November 30, 2010

Statement of Operations (unaudited) continued

Guggenheim Frontier Markets ETF (FRN )	Guggenheim International Multi-Asset Income ETF (HGI )	Guggenheim Shipping ETF (SEA )*	Guggenheim Timber ETF (CUT )

$900,406	$1,229,362	$224,240	$3,900,508
—	—	(52,640)	—
(112,051)	(88,205)	(1,523)	(21,395)
788,355	1,141,157	170,077	3,879,113
205,506	35,999	15,908	951
—	—	—	51
993,861	1,177,156	185,985	3,880,115

288,337	154,583	38,248	275,211
15,794	8,502	—	15,137
33,734	65,501	—	43,700
57,667	33,841	—	70,029
2,500	2,500	—	2,500
13,707	5,657	—	17,053
19,854	16,154	—	17,765
1,354	336	—	672
1,685	1,476	—	2,056
7,722	9,805	—	10,161
442,354	298,355	38,248	454,284
(38,683)	(81,939)	—	(68,988)
403,671	216,416	38,248	385,296
590,190	960,740	147,737	3,494,819

(113,925)	(1,881,216)	(18,299)	(1,804,058)
2,671,077	1,768,037	276,132	2,764,951
—	(7,732)	(1,349)	(51,269)
2,557,152	(120,911)	256,484	909,624

17,065,903	7,532,888	110,677	4,614,558
—	3,550	16	(1,793)
17,065,903	7,536,438	110,693	4,612,765
19,623,055	7,415,527	367,177	5,522,389
$20,213,245	$8,376,267	$514,914	$9,017,208

See notes to financial statements.

Semiannual Report | November 30, 2010 | 41

Statement of Changes in Net Assets |

	Guggenheim Canadian Energy Income ETF (ENY)
	For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$1,612,733	$1,840,875
Net realized gain (loss)	3,812,736	(9,617,992)
Net unrealized appreciation (depreciation)	4,537,339	17,999,682
Net increase (decrease) in net assets resulting from operations	9,962,808	10,222,565

Distribution to Shareholders
From and in excess of net investment income	(1,328,880)	(2,279,600)

Capital Share Transactions
Proceeds from sale of shares	16,442,304	34,917,516
Cost of shares redeemed	(16,442,304)	(6,002,230)
Net increase from capital share transactions	—	28,915,286
Total increase in net assets	8,633,928	36,858,251

Net Assets
Beginning of period	74,649,000	37,790,749
End of period	$83,282,928	$74,649,000
Accumulated undistributed net investment income (loss) at end of period	$94,401	$(189,452)

Changes in Shares Outstanding
Shares sold	980,000	2,240,000
Shares redeemed	(980,000)	(400,000)
Shares outstanding, beginning of period	4,520,000	2,680,000
Shares outstanding, end of period	4,520,000	4,520,000

See notes to financial statements.

42 | Semiannual Report | November 30, 2010

Statement of Changes in Net Assets continued

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)
For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010	For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010	For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010

$527,186	$1,142,058	$656,843	$2,552,544	$590,190	$775,416
(330,652)	4,915,205	2,156,236	44,002,889	2,557,152	(1,153,784)
8,557,186	(8,494,000)	84,004,567	(37,311,094)	17,065,903	4,581,281
8,753,720	(2,436,737)	86,817,646	9,244,339	20,213,245	4,202,913

—	(2,895,600)	—	(384,000)	—	(582,160)

19,887,825	49,846,849	149,836,715	417,606,919	168,448,147	13,201,433
(7,668,846)	(38,832,565)	(28,662,713)	(198,121,747)	(5,732,195)	—
12,218,979	11,014,284	121,174,002	219,485,172	162,715,952	13,201,433
20,972,699	5,681,947	207,991,648	228,345,511	182,929,197	16,822,186

45,483,771	39,801,824	291,283,875	62,938,364	31,888,187	15,066,001
$66,456,470	$45,483,771	$499,275,523	$291,283,875	$214,817,384	$31,888,187
$(368,134)	$(895,320)	$3,283,006	$2,626,163	$1,043,233	$453,043

1,000,000	2,800,000	5,170,000	16,720,000	7,730,000	720,000
(480,000)	(2,320,000)	(1,140,000)	(7,840,000)	(250,000)	—
2,840,000	2,360,000	11,920,000	3,040,000	1,760,000	1,040,000
3,360,000	2,840,000	15,950,000	11,920,000	9,240,000	1,760,000

See notes to financial statements.

Semiannual Report | November 30, 2010 | 43

Statement of Changes in Net Assets continued

	Guggenheim International Multi-Asset Income ETF (HGI)
	For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$960,740	$1,582,459
Net realized gain (loss)	(120,911)	6,495,041
Net unrealized appreciation (depreciation)	7,536,438	(5,707,088)
Net increase (decrease) in net assets resulting from operations	8,376,267	2,370,412

Distribution to Shareholders
From and in excess of net investment income	(1,281,800)	(1,403,200)

Capital Share Transactions
Proceeds from sale of shares	26,964,012	63,084,752
Cost of shares redeemed	(13,924,857)	(23,627,204)
Net increase (decrease) from capital share transactions	13,039,155	39,457,548
Total increase (decrease) in net assets	20,133,622	40,424,760

Net Assets
Beginning of period	54,735,934	14,311,174
End of period	$74,869,556	$54,735,934
Accumulated undistributed net investment income (loss) at end of period	$(333,597)	(12,537)

Changes in Shares Outstanding
Shares sold	1,500,000	3,800,000
Shares redeemed	(800,000)	(1,400,000)
Shares outstanding, beginning of period	3,400,000	1,000,000
Shares outstanding, end of period	4,100,000	3,400,000
1 Commencement of investment operations - June 11, 2010

See notes to financial statements.

44 | Semiannual Report | November 30, 2010

Statement of Changes in Net Assets continued

Guggenheim Shipping ETF (SEA)	Guggenheim Timber ETF (CUT)
For the Period Ended November 30, 20101 (unaudited)	For the Six Months Ended November 30, 2010 (unaudited)	For the Year Ended May 31, 2010

$147,737	$3,494,819	$1,343,463
256,484	909,624	1,464,395
110,693	4,612,765	6,848,762
514,914	9,017,208	9,656,620

(94,500)	—	(264,600)

18,927,409	25,121,234	109,556,989
(2,794,221)	(24,404,055)	(52,322,621)
16,133,188	717,179	57,234,368
16,553,602	9,734,387	66,626,388

—	112,541,464	45,915,076
$16,553,602	$122,275,851	$112,541,464
$53,237	$4,199,973	$705,154

700,000	1,300,000	6,160,000
(100,000)	(1,360,000)	(2,960,000)
—	6,360,000	3,160,000
600,000	6,300,000	6,360,000

See notes to financial statements.

Semiannual Report | November 30, 2010 | 45

Financial Highlights |

ENY | Guggenheim Canadian Energy Income ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2010 (unaudited	)	For the Period For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 3, 2007** through May 31, 2008

Net asset value, beginning of period	$16.52		$14.10	$31.58	$25.05

Income from investment operations
Net investment income (loss) (a)	0.36		0.47	1.08	0.85
Net realized and unrealized gain (loss)	1.84		2.55	(17.49)	6.41
Total from investment operations	2.20		3.02	(16.41)	7.26

Distributions to shareholders from
Net investment income	(0.29)		(0.60)	(1.07)	(0.73)
Net asset value, end of period	$18.43		$16.52	$14.10	$31.58
Market value, end of period	$18.53		$16.50	$14.38	$31.71

Total return *(b)
Net asset value	13.58%		21.75%	-51.89%	29.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$83,283		$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.71%	0.83	%(c)
Ratio of net investment income (loss) to average net assets*	4.21	%(c)	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	43%		58%	68%	31%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	0.89	%(c)	0.89%	1.23%	1.24	%(c)
	Ratio of net investment income (loss) to average net assets	4.02	%(c)	2.7%	6.51%	3.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

46 | Semiannual Report | November 30, 2010

Financial Highlights continued

TAO | Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2010 (unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period December 18, 2007** through May 31, 2008
Net asset value, beginning of period	$16.02		$16.87	$20.68	$23.50

Income from investment operations
Net investment income (a)	0.20		0.29	0.39	0.17
Net realized and unrealized loss	3.56		(0.57)	(3.82)	(2.99)
Total from investment operations	3.76		(0.28)	(3.43)	(2.82)

Distributions to Shareholders from
Net investment income	—		(0.57)	(0.38)	—
Net asset value, end of period	$19.78		$16.02	$16.87	$20.68
Market value, end of period	$19.67		$15.89	$17.27	$20.91

Total return*(b)
Net asset value	23.47%		-2.10%	-15.44%	-12.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$66,456		$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	2.11	%(c)	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	3%		15%	47%	1%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return and the ratios would have been lower been as follows:
	Ratio of total expenses to average net assets	1	%(c)	0.92%	1.74%	1.5	%(c)
	Ratio of net investment income to average net assets	1.81	%(c)	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 47

Financial Highlights continued

HAO | Guggenheim China Small Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2010 (unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period January 30, 2008** through May 31, 2008
Net asset value, beginning of period	$24.44		$20.70	$24.04	$24.34

Income from investment operations
Net investment income (loss) (a)	0.05		0.25	0.27	0.27
Net realized and unrealized gain (loss)	6.81		3.52	(3.51)	(0.57)
Total from investment operations	6.86		3.77	(3.24)	(0.30)

Distributions to shareholders from
Net investment income	—		(0.03)	(0.10)	—
Net asset value, end of period	$31.30		$24.44	$20.70	$24.04
Market value, end of period	$31.27		$24.30	$21.22	$24.39

Total return *(b)
Net asset value	28.07%		18.20%	-13.27%	-1.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$499,276		$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75	%(c)	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to average net assets*	0.36	%(c)	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	6%		46%	65%	1%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	0.88	%(c)	0.91%	1.64%	3.16	%(c)
	Ratio of net investment income (loss) to average net assets	0.23	%(c)	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

48 | Semiannual Report | November 30, 2010

Financial Highlights continued

FRN | Guggenheim Frontier Markets ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2010 (unaudited)		For the Year Ended May 31, 2010	For the period June 12, 2008** through May 31, 2009

Net asset value, beginning of period	$18.12		$14.49	$24.34

Income from investment operations
Net investment income (loss) (a)	0.11		0.55	0.36
Net realized and unrealized gain (loss)	5.02		3.46	(10.12)
Total from investment operations	5.13		4.01	(9.76)

Distributions to Shareholders from
Net investment income	—		(0.38)	(0.09)
Net asset value, end of period	$23.25		$18.12	$14.49
Market value, end of period	$23.61		$18.67	$14.48

Total return*(b)
Net asset value	28.31%		27.69%	-40.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$214,817		$31,888	$15,066
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	1.02	%(c)	3.09%	2.65	%(c)
Portfolio turnover rate (d)	6%		25%	29%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
	Ratio of expenses to average net assets	0.77	%(c)	1.11%	2.22	%(c)
	Ratio of net investment income (loss) to average net assets	0.95	%(c)	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 49

Financial Highlights continued

HGI | Guggenheim International Multi-Asset Income Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended November 30, 2010 (unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 11, 2007** through May 31, 2008

Net asset value, beginning of period	$16.10		$14.31	$23.09	$24.98

Income from investment operations
Net investment income (loss) (a)	0.27		0.68	0.78	0.88
Net realized and unrealized gain (loss) on investments	2.27		1.74	(8.61)	(2.15)
Total from investment operations	2.54		2.42	(7.83)	(1.27)

Distributions to Shareholders from
Net investment income	(0.38)		(0.63)	(0.86)	(0.62)
Return of capital	—		—	(0.09)	—
Total distribution to shareholders	(0.38)		(0.63)	(0.95)	(0.62)
Net asset value, end of period	$18.26		$16.10	$14.31	$23.09
Market value, end of period	$18.33		$16.09	$14.44	$24.00

Total return*(b)
Net asset value	15.97%		16.81%	-33.80%	-5.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$74,870		$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70	%(c)	0.70%	0.70%	1.10	%(c)
Ratio of net investment income to average net assets*	3.11	%(c)	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	24%		42%	114%	114%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets (e)	0.97	%(c)	1.04%	1.98%	2.61	%(c)
	Ratio of net investment income to average net assets	2.84	%(c)	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.16% for the six months ended November 30, 2010, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

See notes to financial statements.

50 | Semiannual Report | November 30, 2010

Financial Highlights continued

SEA | Guggenheim Shipping ETF

Per share operating performance for a share outstanding throughout the period	For the Period June 11, 2010* through November 30, 2010 (unaudited)

Net asset value, beginning of period	$25.96

Income from investment operations
Net investment income (a)	0.33
Net realized and unrealized gain	1.49
Total from investment operations	1.82

Distributions to shareholders from
Net investment income	(0.19)
Net asset value, end of period	$27.59
Market value, end of period	$27.55

Total return (b)
Net asset value	7.01%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,554
Ratio of net expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	2.51	%(c)
Portfolio turnover rate (d)	9%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Semiannual Report | November 30, 2010 | 51

Financial Highlights continued

CUT | Guggenheim Timber Index ETF

Per share operating performance for a share outstanding throughout the period	For the six months Ended November 30, 2010 (unaudited)		For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period November 9, 2007** through May 31, 2008

Net asset value, beginning of period	$17.70		$14.53	$22.03	$24.91

Income from investment operations
Net investment income (loss) (a)	0.60		0.25	0.47	0.33
Net realized and unrealized gain (loss)	1.11		2.97	(7.56)	(3.13)
Total from investment operations	1.71		3.22	(7.09)	(2.80)

Distributions to Shareholders
From net investment income	—		(0.05)	(0.41)	(0.08)
Net asset value, end of period	$19.41		$17.70	$14.53	$22.03
Market value, end of period	$19.53		$17.65	$14.69	$22.25

Total return* (b)
Net asset value	9.66%		22.15%	-31.77%	-11.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$122,276		$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	6.35	%(c)	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	17%		39%	58%	23%

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	0.83	%(c)	0.86%	1.08%	1.43	%(c)
	Ratio of net investment income (loss) to average net assets	6.22	%(c)	1.3%	2.99%	2.24	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

52 | Semiannual Report | November 30, 2010

Notes to Financial Statements | November 30, 2010 (unaudited)

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006.

On September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc. Also, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC.

On September 24, 2010, name changes occurred for the following Funds:

Name Prior to September 24, 2010	New Name as of September 24, 2010
Claymore/SWM Canadian Energy Income Index ETF	Guggenheim Canadian Energy Income ETF
Claymore/AlphaShares China Real Estate ETF	Guggenheim China Real Estate ETF
Claymore/AlphaShares China Small Cap Index ETF	Guggenheim China Small Cap ETF
Claymore/BNY Mellon Frontier Markets ETF	Guggenheim Frontier Markets ETF
Claymore/Zacks International Multi-Asset Income Index ETF	Guggenheim International Multi-Asset Income ETF
Claymore Shipping ETF	Guggenheim Shipping ETF
Claymore/Beacon Global Timber Index ETF	Guggenheim Timber ETF

The following seven Funds have a semi-annual reporting period-end on November 30, 2010:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index
Guggenheim Shipping ETF	Delta Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities

Semiannual Report | November 30, 2010 | 53

Notes to Financial Statements (unaudited) continued

with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures approved by the Board of Trustees as described above. The Funds did not have any Level 3 securities during the period ended November 30, 2010. The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2010:

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary	$82,798	$—	$—	$82,798
Consumer Staples	29,086	817		29,903
Energy	635	—	—	635
Financials	64,476	—	—	64,476
Health Care	21,986	—	—	21,986
Industrials	150,673	—	—	150,673
Information Technology	58,276	—	—	58,276
Materials	71,668	—	—	71,668
Telecommunication Services	4,425	—	—	4,425
Utilities	14,310		—	14,310
Money Market Fund	39,074	—	—	39,074
Total	$537,407	$817	$—	$538,224

Guggenheim China Small Cap ETF had a transfer from Level 1 to Level 2 of $817 as a result of Pine Agritech Ltd. not trading on a principal exchange on November 30, 2010.

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Consumer Discretionary	$442	$—	$—	$442
Consumer Staples	8,363	—	—	8,363
Energy	27,576	5,306	—	32,882
Financials	52,191	18,351	—	70,542
Industrials	16,622	—	—	16,622
Materials	12,861	—	—	12,861
Telecommunication Services	8,660	10,151	—	18,811
Utilities	29,164	—	—	29,164
Preferred Stocks	24,652	—	—	24,652
Money Market Fund	46,829	—	—	46,829
Total	$227,360	$33,808	$—	$261,168

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

	$ (000	s)
Transfers from Level 1 to Level 2:	5,306
Transfers from Level 2 to Level 1:	3,562

The transfer from Level 1 to Level 2 was the result of a lack of an accurate marked price for the security on November 30, 2010.

The transfers from Level 2 to Level 1 were the result of the availability of a sale price on the principal exchange for the securities on November 30, 2010.

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, and Guggenheim Timber ETF were valued using quoted prices in active markets (Level 1).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions, except for Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee

54 | Semiannual Report | November 30, 2010

Notes to Financial Statements (unaudited) continued

rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investments Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, the Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on the Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to its unitary fee structure, the Guggenheim Shipping ETF does not charge a separate Fund Administration fee.

For the period ended November 30, 2010, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim Canadian Energy Income ETF	$10,543	$—
Guggenheim China Real Estate ETF	6,870	—
Guggenheim China Small Cap ETF	44,308	—
Guggenheim Frontier Markets ETF	15,794	—
Guggenheim International Multi-Asset Income ETF	8,502	—
Guggenheim Timber ETF	15,137	—

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2013:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Adviser are shown in the Statements of Assets and Liabilities.

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

Semiannual Report | November 30, 2010 | 55

Notes to Financial Statements (unaudited) continued

For the period ended November 30, 2010, the Adviser waived fees and assumed the following fees and expenses:

			Potentially Recoverable Expenses Expiring
	Advisory Fees Waived	Expenses Assumed	2012		2013		Total
Guggenheim Canadian Energy Income ETF	$70,901	$—	$326,502	*			$326,502
Guggenheim China Real Estate ETF	74,965	—	426,944	*	—		426,944
Guggenheim China Small Cap ETF	233,372	—	160,181		654,932	*	815,113
Guggenheim Frontier Markets ETF	38,683	—	150,912		139,784		290,696
Guggenheim International Multi-Asset Income ETF	81,939	—	348,452	*	—		348,452
Guggenheim Timber ETF	68,988	—	346,568	*	—		346,568

*	Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	Delta Global Indices, LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At November 30, 2010, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim Canadian
Energy Income ETF	$105,491,975	$15,889,646	$(1,480,244)	$14,409,402	$(1,725)
Guggenheim China
Real Estate ETF	66,527,856	6,680,615	(4,124,055)	2,556,560	(131)
Guggenheim China
Small Cap ETF	479,349,774	87,535,001	(28,660,523)	58,874,478	(254)
Guggenheim Frontier
Markets ETF	243,680,190	22,089,311	(4,601,536)	17,487,775	—
Guggenheim International
Multi-Asset Income ETF	77,726,832	6,164,167	(2,163,520)	4,000,647	(2,383)
Guggenheim Shipping ETF	19,845,363	1,056,528	(945,851)	110,677	39
Guggenheim Timber ETF	122,850,501	7,039,352	(6,447,669)	591,683	(826)

Tax components of the following balances as of May 31, 2010 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed Ordinary Income/(Accumulated Ordinary Loss)	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss)
Guggenheim Canadian Energy Income ETF	$(189,452)	$(17,021,200)
Guggenheim China Real Estate ETF	(460,140)	(14,547,535)
Guggenheim China Small Cap ETF	4,197,040	(8,605,208)
Guggenheim Frontier Markets ETF	453,043	(4,177,251)
Guggenheim International Multi-Asset Income ETF	115,017	(7,411,550)
Guggenheim Timber ETF	705,154	(22,128,323)

56 | Semiannual Report | November 30, 2010

Notes to Financial Statements (unaudited) continued

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2010 (the most recent fiscal year end for income tax purposes) was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$2,279,600
Guggenheim China Real Estate ETF	2,895,600
Guggenheim China Small Cap ETF	384,000
Guggenheim Frontier Markets ETF	582,160
Guggenheim International Multi-Asset Income ETF	1,403,200
Guggenheim Timber ETF	264,600

At May 31, 2010 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Total
Guggenheim Canadian
Energy Income ETF	$—	$3,706,876	$12,869,693	$16,576,569
Guggenheim China
Real Estate ETF	—	563,033	7,324,066	7,887,099
Guggenheim China
Small Cap ETF	—	212,550	8,054,336	8,266,886
Guggenheim Frontier
Markets ETF	—	241,589	3,686,218	3,927,807
Guggenheim International
Multi-Asset Income ETF	434,730	2,191,498	4,095,993	6,722,221
Guggenheim Timber ETF	—	3,823,203	18,282,954	22,106,157

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended May 31, 2010 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim Canadian Energy Income ETF	$444,631	$452,572
Guggenheim China Real Estate ETF	6,660,436	760,222
Guggenheim China Small Cap ETF	338,322	—
Guggenheim Frontier Markets ETF	249,444	—
Guggenheim International Multi-Asset Income ETF	689,329	149,661
Guggenheim Timber ETF	22,166	44,878

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the period ended November 30, 2010, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$32,623,628	$32,617,614
Guggenheim China Real Estate ETF	2,174,594	1,381,253
Guggenheim China Small Cap ETF	25,910,730	23,506,112
Guggenheim Frontier Markets ETF	8,648,238	6,447,651
Guggenheim International Multi-Asset Income ETF	14,974,088	15,128,137
Guggenheim Shipping ETF	1,569,795	1,212,124
Guggenheim Timber ETF	18,500,743	18,344,028

For the period ended November 30, 2010, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$16,589,579	$16,517,508
Guggenheim China Real Estate ETF	19,885,405	7,668,201
Guggenheim China Small Cap ETF	149,653,691	28,637,514
Guggenheim Frontier Markets ETF	166,672,976	5,732,178
Guggenheim International Multi-Asset Income ETF	26,990,044	13,918,909
Guggenheim Shipping ETF	18,657,607	2,794,088
Guggenheim Timber ETF	28,283,895	24,373,710

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Semiannual Report | November 30, 2010 | 57

Notes to Financial Statements (unaudited) continued

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

Subsequent to November 30, 2010, the Board of Trustees declared the following dividends payable on December 31, 2010 to shareholders of record on December 29, 2010. The dividend rates per common share were as follows:

Fund	Rate
Guggenheim Canadian Energy Income ETF	$0.179
Guggenheim China Real Estate ETF	0.153
Guggenheim China Small Cap ETF	0.443
Guggenheim Frontier Markets ETF	0.126
Guggenheim International Multi-Asset Income ETF	0.186
Guggenheim Shipping ETF	0.163
Guggenheim Timber ETF	0.594

58 | Semiannual Report | November 30, 2010

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2010.

Results of Shareholder Votes
At the September 23, 2010, shareholder meeting, shareholders voted on the election of Trustees. With regard to the election of the following Trustees by shareholders of the Trust:

	# of Shares In Favor	# of Shares Withheld
Roman Friedrich III	49,440,969	1,095,468
Robert B. Karn III	49,416,575	1,119,862

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	49	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010†	Senior Managing Director of McNicoll, Lewis &Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining. Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank.	41	Director, Zincore Metals, Inc. (2009 – present), and GFM Resources Ltd. (2005 – present), Stratagold Corporation (2003 – 2009) and Gateway Gold Corp. (2004 – 2008)
Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010†	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	42	Director of Peabody Energy Company (2003 – present), GP Natural Resource Partners LLC (2002 – present) and Kennedy Capital Management, Inc. (2002 – present)
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	51	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010 - present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48	None

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

†	Messrs. Friedrich and Karn were elected by shareholders as Trustees of the Trust on September 23, 2010.

Semiannual Report | November 30, 2010 | 59

Supplemental Information (unaudited) continued

Principal Executive Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Elizabeth H. Hudson Year of birth: 1980 Secretary	Since 2010
Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Guggenheim Funds Investment Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).
David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, Inc. (2008-present). Formerly, Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

60 | Semiannual Report | November 30, 2010

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding the Investment Advisory Agreement

Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust”)

On August 13, 2010, the Boards of Trustees (together, the “Board”) of the Claymore Exchange-Traded Fund Trust and the Claymore Exchange-Traded Fund Trust 2 (together, the “Trusts,” with the separate series thereof referred to individually as a “Fund” and collectively as the “Funds”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committees (referred to as the “Committee” and consisting solely of the Independent Trustees) considered the renewal of the investment advisory agreements (“Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (“Adviser”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2
Claymore U.S. Capital Markets Bond ETF	Guggenheim Canadian Energy Income ETF
Claymore U.S. Capital Markets Micro-Term Fixed	Guggenheim China Real Estate ETF
Income ETF	Guggenheim China Small Cap ETF
Guggenheim S&P Global Dividend Opportunities Index ETF	Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Timber ETF

The Committee met independently of the Funds’ management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds (“ETFs”) in the same Morningstar category as the respective Fund (“Morningstar ETF peer funds”), information about the Adviser’s financial position and the profitability from the Advisory Agreements to the Adviser and the compliance program of the Adviser.

Based upon its review, the Committee concluded that it was in the best interests of the Funds to renew the Advisory Agreements and, accordingly, recommend to the Board the renewal of the Advisory Agreements. Based upon the Committee’s review, the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreements. In reaching this conclusion for the Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

In evaluating the nature, extent and quality of the Adviser’s services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s financial obligations under the Investment Advisory Agreements. The Board reviewed information on the return of the Funds compared to the return of their benchmark indices and broad market indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund’s return. The Board considered that each of the Funds was correlated to its underlying index and that the tracking error for each Fund was within a reasonable range noting the Adviser’s explanations for tracking error.

The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the Morningstar ETF peer funds provided by the Adviser. The Board reviewed the advisory fees for the Funds and noted that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount. For the remainder of the Funds, the Board noted that each advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the Morningstar ETF peer funds provided by the Adviser and noted the unique nature of certain Funds making “peer” comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements continue to be fair and reasonable and that the continuation of the Advisory Agreements is in the best interests of the Funds, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser.

Semiannual Report | November 30, 2010 | 61

Board Considerations Regarding Approval of Advisory Agreement

CLAYMORE EXCHANGE TRADED FUND TRUST 2 (the “Trust”)

Guggenheim Shipping ETF

The Investment Advisory Agreement (“Advisory Agreement”) between Guggenheim Funds Investment Advisors, LLC  (the “Adviser”) and the Trust on behalf of the above-named series (the “Fund”) was approved by the Board of Trustees, including the trustees who are not parties to such agreement or interested persons of any such party, on May 10, 2010.  The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund.  The independent trustees, with the assistance of independent legal counsel, met separately from the officers and employees of the Investment Adviser to consider approval of the Advisory Agreement.  The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.  In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Adviser’s Form ADV, financial information regarding the Adviser, information describing the Adviser’s  organization, the Adviser’s recent acquisition by subsidiaries of Guggenheim Partners, LLC and the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded (“ETFs”) and closed-end funds by the Adviser.  The Board also considered the services to be provided by the Adviser in its oversight of the Fund’s custodian, transfer agent and accounting agent, as well as recognized the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function.  The Board considered that the Fund was substantially similar to a recently liquidated fund that has been terminated because shareholder approval of a new advisory contract with the Adviser due to the Adviser’s change of control had not been obtained.  Based upon its review, the Board concluded that the Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary fee structure for the Fund.  The Board noted that because the Fund was newly organized and had no assets, the Adviser did not provide profitability information.  However, based upon the proposed unitary fee structure for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Adviser showing the proposed advisory fee for the Fund as compared to those of peer groups of ETFs provided by the Adviser.  The Board noted the services to be provided by the Adviser for annual advisory fees of 0.65% based on the Fund’s average daily net assets.  The Board considered that the advisory fee was proposed to be a unitary fee, pursuant to which the Adviser would assume all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.  The Board considered that the Fund’s proposed advisory fee was within range of those in its respective peer group of ETFs provided by the Adviser.  The Board concluded that the Fund’s advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors.  Because the Fund was newly organized, the Board noted the Fund’s proposed unitary fee and determined to review economies of scale in the future when the Fund had attracted assets.

The Board considered benefits to be derived by the Adviser from its relationships with the Fund, including the benefits to the Adviser from its separate Administration Agreement with the Trust.  The Board concluded that the advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Fund.

Semiannual Report | November 30, 2010 | 62

Trust Information |

Board of Trustees Randall C. Barnes Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr.
Officers
Kevin M. Robinson
Chief Executive Officer and
Chief Legal Officer

John Sullivan
Chief Accounting Officer,
Chief Financial Officer and
Treasurer

Bruce Saxon
Chief Compliance Officer

Elizabeth H. Hudson
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

David A. Botset
Vice President

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
(Formerly known as Claymore
Advisors, LLC)
Lisle, IL

Distributor
Guggenheim Funds Distributors,
Inc. (Formerly known as Claymore
Securities, Inc.)
Lisle, IL

Administrator
Guggenheim Funds Investment
Advisors, LLC
(Formerly known as Claymore
Advisors, LLC)
Lisle, IL

Accounting Agent, Custodian
and Transfer Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | November 30, 2010 | 63

Claymore Exchange-Traded Fund Trust 2

About the Fund Manager |

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Guggenheim Funds Investment Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund’s portfolio since its inception, and Mr. Kanuri has managed each Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company consisting of 13 separate exchange-traded “index funds” as of November 30, 2010. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
(01/11)

ETFT-002-SAR-1110

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)   Not Applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           February 4, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting and Treasurer

Date:           February 4, 2011